UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Kansas City Southern

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SEC 1913 (04-05)

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Kansas City Southern

Notice of 2016 Annual Meeting of Stockholders

and Proxy Statement

May 5, 2016

YOUR VOTE IS IMPORTANT Please submit your proxy or voting instructions by internet, telephone or mail.
We commenced mailing this Notice and Proxy Statement, the enclosed proxy card and the accompanying 2015 Annual Report on or about April 5, 2016.

KANSAS CITY SOUTHERN

Notice of Annual Meeting of Stockholders

Thursday, May 5, 2016 3:00 p.m. Central Time	Kansas City Southern Grand Hall 427 W. 12th Street Kansas City, Missouri 64105	Record Date The close of business March 7, 2016

Items of business:

1.	Election of six directors;

2.	Ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2016;

3.	Approval of the Kansas City Southern Annual Incentive Plan for purposes of Internal Revenue Code Section 162(m);

4.	An advisory vote to approve the 2015 compensation of our named executive officers;

5.	Stockholder proposal, if presented at the Annual Meeting, relating to proxy access; and

6.	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 7, 2016 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

Adam J. Godderz

Vice President &

Corporate Secretary

The date of this Notice is April 5, 2016.

Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the proxy card. You may revoke your proxy and vote your shares in person in accordance with the procedures described in this Notice and Proxy Statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

2016 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

KANSAS CITY SOUTHERN

2016 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

KANSAS CITY SOUTHERN

Proxy Statement Summary

This summary highlights information contained in this Proxy Statement. Please read the entire Proxy Statement before voting.

2016 Annual Meeting of Stockholders
Thursday, May 5, 2016 3:00 p.m. Central Time	Kansas City Southern Grand Hall 427 W. 12th Street Kansas City, Missouri 64105	Record Date The close of business March 7, 2016

Agenda and Voting Recommendations

Proposal	Board Recommendation	Page Reference for More Information
1. Election of the following nominees for a one-year term: Lu M. Córdova Terrence P. Dunn Antonio O. Garza, Jr. David Garza-Santos Thomas A. McDonnell David L. Starling	FOR each nominee	6
2. Ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2016	FOR	10
3. Approval of the Kansas City Southern Annual Incentive Plan for purposes of Internal Revenue Code Section 162(m)	FOR	10
4. Advisory vote to approve the 2015 compensation of our named executive officers	FOR	13
5. Stockholder proposal regarding proxy access	AGAINST	14

Board of Directors
Name	Term Ending	Director Since	Independent	Committee Memberships
Lu M. Córdova*	2016	2010	✓	A,F,N
Terrence P. Dunn*	2016	2007	✓	A,N
Antonio O. Garza, Jr.*	2016	2010	✓	E,F
David Garza-Santos*	2016	2016	✓
Thomas A. McDonnell*	2016	2003	✓	A,F,N
David L. Starling*	2016	2010		E
Henry R. Davis	2017	2008	✓	C,N
Robert J. Druten, Chairman	2017	2004	✓	C,E,N
Rodney E. Slater	2017	2001	✓	C,N
*	Nominee for election to Board of Directors at 2016 Annual Meeting

A-Audit    C-Compensation & Organization    E-Executive    F-Finance    N-Nominating & Corporate Governance

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Questions and Answers about Voting and Annual Meeting

Q:	Why were you sent this Proxy Statement?

A:	On or about April 5, 2016, we began mailing this Proxy Statement to our stockholders of record on March 7, 2016 (the “Record Date”) in connection with our Board of Directors’ solicitation of proxies for use at the 2016 Annual Meeting of Stockholders and any adjournment thereof (the “Annual Meeting”). We will hold the Annual Meeting at Kansas City Southern, Grand Hall, 427 W. 12th Street, Kansas City, Missouri on Thursday, May 5, 2016 at 3:00 p.m. Central Time. The Notice of Annual Meeting of Stockholders, our 2015 Annual Report to Stockholders (the “Annual Report”), and a proxy card and voting instructions accompany this Proxy Statement. Unless otherwise indicated or the context requires, references in this Proxy Statement to “KCS” or the “Company” include Kansas City Southern and its consolidated subsidiaries.

We will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. We have engaged Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist in the solicitation of proxies and provide related informational support, for a service fee and the reimbursement of customary disbursements that are not expected to exceed $25,000 in the aggregate. We will pay these fees and expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.

Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of our stock held of record by them. Upon request, we will reimburse them for their reasonable expenses in mailing these materials to beneficial owners of our stock.

Q:	Who may attend the Annual Meeting?

A:	Only KCS stockholders or their proxies and guests of KCS may attend the Annual Meeting. Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from us by contacting the office of the Corporate Secretary at our principal executive offices, (888) 800-3690. If written requests are made to the Corporate Secretary of KCS, they should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or by express delivery to 427 West 12th Street, Kansas City, Missouri 64105). To provide us sufficient time to arrange for reasonable assistance, please submit all requests by April 28, 2016.

Q:	Who may vote at the Annual Meeting?

A:	Only the holders of record of our common stock, par value $0.01 per share (the “Common Stock”), and our 4% Noncumulative Preferred Stock, par value $25.00 per share (the “4% Preferred Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had outstanding 242,170 shares of 4% Preferred Stock (excluding 407,566 shares held in treasury) and 108,079,193 shares of Common Stock (excluding 15,272,992 shares held in treasury) for a total of 108,321,363 shares eligible to vote at the Annual Meeting.

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Q:	How many votes does each Voting Share have?

A:	The Common Stock and the 4% Preferred Stock (collectively, the “Voting Stock”) constitute our only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on each matter.

Q:	How can you vote by proxy and what vote is necessary?

A:	Registered stockholders can vote by proxy in three ways, each of which is valid under Delaware law:

•            By Internet:    Access our Internet voting site at www.envisionreports.com/ksu or by scanning the QR code on the proxy card with your smartphone and follow the instructions on the screen, prior to 1:00 a.m., Eastern Time, on May 5, 2016 (May 2, 2016 for participants in certain employee benefit plans discussed below).

•            By Telephone:    Using a touch-tone telephone, call toll-free at 1-800-652-VOTE (8683) and follow the voice instructions, prior to 1:00 a.m., Eastern Time, on May 5, 2016 (May 2, 2016 for participants in certain employee benefit plans discussed below).

•            By Mail:    Mark, sign, date and return the enclosed proxy or instruction card in the enclosed envelope so it is received before the Annual Meeting (May 2, 2016 for participants in certain employee benefit plans discussed below).

If you are the beneficial owner of your shares, please refer to your voting form for specific voting procedures from your broker.

Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or by proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares. Abstentions and broker non-votes (defined below) are counted as present and entitled to vote for purposes of determining a quorum.

We have described the vote necessary for each Proposal in the description for that Proposal.

Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors in advance of the Annual Meeting. In determining whether a majority of shares of Voting Stock present have been affirmatively voted for a particular proposal, except in the election of directors, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal. You may abstain from voting on any proposal. Except in the election of directors, abstentions from voting are not considered as votes affirmatively cast and therefore will have the effect of a vote against a proposal. With regard to the election of directors, abstentions will be excluded entirely from the vote and will have no effect.

Q:	What if you hold shares in a brokerage account?

A:	The Voting Stock is traded on the New York Stock Exchange, Inc. (the “NYSE”). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in their name for customers are required to obtain directions from their customers on how to vote the shares. NYSE rules permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs brokers of those proposals on which they are entitled to vote the undirected shares.

A “broker non-vote” occurs when a broker holding shares of Voting Stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting

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authority for that proposal and has not received instructions from the beneficial owner (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker’s name have been voted, and, therefore, all of those shares are considered present at the Annual Meeting. A broker may vote without direction only on Proposal 2. A broker non-vote will not be considered present and entitled to vote on non-discretionary items and will have no effect on the vote.

Q:	How are your shares voted if you submit a proxy?

A:	If you return a properly executed proxy card or properly vote via the Internet or telephone, you are appointing the Proxy Committee to vote your shares of Voting Stock covered by the proxy. The Proxy Committee is a committee of the three directors of KCS, whose names are listed on the proxy card, and are authorized to vote shares that the stockholder has authorized the Proxy Committee to vote as their proxy. If you wish to name someone other than the Proxy Committee as your proxy, you may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for you to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to us.

The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholder(s) executing the proxy or authorizing the proxy and voting via the Internet or telephone. If a properly executed or authorized and unrevoked proxy does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares as recommended by the Board of Directors for each Proposal and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting.

Q:	Can you revoke your proxy or voting instruction card?

A:	At any time before the polls for the Annual Meeting are closed, if you hold Voting Stock in your name, you may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on the previously executed and delivered proxy or the date of a prior electronic or telephonic vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to our Corporate Secretary. If you hold Voting Stock in a brokerage account, you must contact the broker and comply with the broker’s procedures if you want to revoke or change the instructions previously given to the broker. Participants in certain employee benefit plans, as discussed below, must contact the plan trustee and comply with its procedures if they wish to revoke or change their voting instructions. Attendance at the Annual Meeting will not have the effect of revoking your properly executed or authorized proxy unless you deliver a written revocation to our Corporate Secretary before your proxy is voted.

Q:	How do participants in the Kansas City Southern 401(k) and Profit Sharing Plan (the “KCS 401(k) Plan”) vote?

A:

If you participate in the KCS 401(k) Plan and own shares of Common Stock in your account, you have received a separate voting instruction card (accompanying this Proxy Statement) to instruct the trustee of the KCS 401(k) Plan how to vote the shares of Common Stock held on your behalf. The trustee is required under the trust agreement to vote the shares in accordance with the instructions given on the voting instruction card. Voting instructions may also be given by Internet or telephone by participants in the KCS 401(k) Plan. The accompanying voting instruction card contains the Internet address and toll-free number. If voting instructions are not received from a participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from plan participants. Voting

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instructions by Internet or telephone must be given by 1:00 a.m., Eastern Time, on May 2, 2016. Unless you give voting instructions by Internet or telephone, the voting instruction card should be returned in the envelope provided to Proxy Services, c/o Computershare, P.O. Box 30170, College Station, TX 77842-3170. The voting instruction card should not be returned to us. KCS 401(k) Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

Q:	Are the votes of participants in the KCS 401(k) Plan confidential?

A:	Under the terms of the KCS 401(k) Plan, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants’ free exercise of their voting rights.

Q:	What is Householding?

A:	Pursuant to the rules of the SEC, services that deliver our communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of our Annual Report and Proxy Statement. We will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to whom a single copy of the documents was delivered. Written requests should be made to Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if sent by express delivery to 427 West 12th Street, Kansas City, Missouri 64105), Attention: Corporate Secretary’s Office, and oral requests may be made by calling our Corporate Secretary’s Office at (888) 800-3690. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee holder of record.

Q:	Are there any other matters that will be presented at the Annual Meeting?

A:	The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. Our Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice to our Corporate Secretary in the manner described below. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Proxy Statement and Annual Report are available at www.edocumentview.com/ksu

Stockholders that wish to attend the meeting may obtain directions to the Annual Meeting by sending a written request directed to our Corporate Secretary, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by express delivery to 427 West 12th Street, Kansas City, Missouri 64105), or by calling (888) 800-3690.

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Proposals for 2016 Annual Meeting

1. Election of Directors

The Board of Directors of KCS (the “Board”) is currently divided into two classes with nine total members. Prior to 2015, the members of each class served staggered three-year terms of office. As a result of the stockholder proposal that was approved at the 2014 annual meeting of stockholders, KCS is de-classifying its Board, starting with last year’s annual meeting. Beginning in 2015, each director is elected for a one-year term. The term of office for the directors elected at this Annual Meeting will expire in 2017 or when their successors are elected and qualified, if earlier, or their earlier resignation or removal. There are three directors (Henry R. Davis, Robert J. Druten, and Rodney E. Slater) who are currently serving a three-year term through 2017.

The following individuals are being nominated by the Board for election as directors at the Annual Meeting. Their biographies are set forth below. Each of these nominees has indicated they are willing and able to serve as directors if re-elected and have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by the Board in their sole discretion.

The biography of each nominee contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years and experiences, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee (the “Nominating Committee”) and the Board to conclude that the person should serve as a director for the Company as of the time that this proxy statement was filed with the SEC.

Biographies of Nominees

Age: 61 Director Since: 2010 Current Term Ends: 2016 Committees: • Audit • Finance (Chair) • Nominating & Corporate Governance

Lu M. Córdova

Chief Executive Officer of Corlund Industries, L.L.C.; General Manager of Almacen Storage-US, LLC

Experience: Chief Executive Officer of Corlund Industries, L.L.C. since 2005; General Manager of Almacen Storage-US, LLC since 2007

Qualifications: Ms. Córdova has extensive business leadership and entrepreneurial experience. She has developed strong leadership skills for high growth companies through her experience in leading companies in the start-up phases and growth-phases of business development. Her business experience has also given her extensive experience in corporate finance and strategic planning. In addition, Ms. Córdova is a citizen of both the United States and Mexico and has experience in managing and leading Mexican businesses. Ms. Córdova also has experience in the development of government financial and economic policies that she has developed through her formal education and experience with the Board of Directors of the 10th District Federal Reserve Bank.

Past Directorships: 10th District Federal Reserve Bank based in Kansas City; Euronet Worldwide, Inc.

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Age: 66 Director Since: 2007 Current Term Ends: 2016 Committees: • Audit • Nominating & Corporate Governance

Terrence P. Dunn

Retired President and Chief Executive Officer, J.E. Dunn Construction Group

Experience: President and Chief Executive Officer of J.E. Dunn Construction Group from 1989 to December 31, 2014

Qualifications: Mr. Dunn was the President and Chief Executive Officer of J.E. Dunn Construction Group, a $2.6 billion (revenue) construction company. Mr. Dunn has extensive executive experience in managing a capital intensive business, corporate finance and accounting and strategic planning. Mr. Dunn also has strong skills in executive compensation matters and business expansion. He also has strong board leadership skills developed as lead director of UMB Financial Corporation and as former chairman of the board of the Federal Reserve Bank of Kansas City.

Other Current Directorships: J.E. Dunn Construction Group; UMB Financial Corporation; MGP Ingredients, Inc.

Past Directorships: Federal Reserve Bank based in Kansas City

Age: 56 Director Since: 2010 Current Term Ends: 2016 Committees: • Executive • Finance

Antonio O. Garza, Jr.

Counsel, White & Case, LLP

Experience: Counsel, White & Case, LLP since 2009; United States Ambassador to Mexico from 2002 until January 2009

Qualifications: Mr. Garza brings strong political, diplomatic and international business skills to the Board that he has developed through his experience as the United States’ Ambassador to Mexico from 2002 to 2009, and as an international business consultant and attorney. In addition, he has extensive experience in public policy development, strategic relationships with government officials and government relations experience including prior experience working with the Mexican government, which serves the Board well in its governance and strategic oversight of Kansas City Southern de Mexico. Mr. Garza also has a solid understanding of KCSM’s operations developed through his service on its board of directors. Mr. Garza also served as Chairman of the Texas Railroad Commission from 1998 to 2002.

Other Current Directorships: Basic Energy Services; MoneyGram International; Southern Methodist University

Past Directorships: BBVA Compass and the U.S. holding companies of BBVA

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Age: 54 Director Since: 2016 Current Term Ends: 2016 Committees:

David Garza-Santos

Chairman and Chief Executive Officer of Maquinaria Diesel SA de CV (MADISA)

Experience: Chairman and Chief Executive Officer of Maquinaria Diesel SA de CV (MADISA) since 1994

Qualifications: Mr. Garza-Santos is a business and community leader in Monterrey, N.L. Mexico. As Chairman and Chief Executive Officer of MADISA, a national distributor of heavy-duty equipment, Mr. Garza-Santos has experience in all phases of leading a company. Mr. Garza-Santos also sits on the board of directors of Promotora Ambiental, S.A.B. de C.V., a publicly-traded services company based out of Monterrey, Mexico. Mr. Garza-Santos is also a recognized leader in Monterrey, which provides the Company with additional insight and leadership on the business and political environment both regionally in Monterrey as well as nationally across Mexico.

Other Current Directorships: Promotora Ambiental, S.A.B. de C.V.; Grupo Delta; Commercial Essex

Age: 70 Director Since: 2003 Current Term Ends: 2016 Committees: • Audit (Chair) • Finance • Nominating & Corporate Governance

Thomas A. McDonnell

Retired President and Chief Executive Officer of the Ewing Marion Kauffman Foundation

Experience: President and Chief Executive Officer of the Ewing Marion Kauffman Foundation from January 1, 2013 to December 31, 2014; Chief Executive Officer of DST Systems, Inc. from 1984 until September 2012

Qualifications: Mr. McDonnell is an experienced business leader with the skills necessary to serve as a director of the Company. He served for many years as the CEO of DST Systems, Inc., a publicly traded company and has developed strong business leadership skills in this role. Mr. McDonnell has extensive executive experience in corporate finance and accounting, technology, international operations and strategic planning. His service on other boards has provided him with a broad business background and leadership skills that are highly valued by Directors on the Company’s Board.

Other Current Directorships: Euronet Worldwide, Inc.; Blue Valley Ban Corp

Past Directorships: Commerce Bancshares, Inc.; DST Systems, Inc.; Garmin Ltd

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Age: 66 Director Since: 2010 Current Term Ends: 2016 Committees: • Executive

David L. Starling

Chief Executive Officer, Kansas City Southern

Experience: Chief Executive Officer of KCS since August 1, 2010; President of
KCS from July 1, 2008 to March 1, 2015; Chief Operating Officer of KCS from
July 1, 2008 through August 1, 2010; and President and Chief Executive Officer of
Kansas City Southern Railway since July 1, 2008

Qualifications: Mr. Starling has extensive executive experience in the North
American rail industry and in intermodal and global shipping logistics. He developed significant international logistics experience in his role as Vice President of Central
Asia for American President Lines, where he was responsible for its operations in
China, Taiwan and Hong Kong. Mr. Starling has significant rail operations leadership experience developed in his position as President and Director General of Panama Canal Railway Company, where he supervised the reconstruction and subsequent operation of the company. He has played an important role in executing the Company’s cross-border rail strategy since joining the Company in
July 2008 as its President and Chief Operating Officer. Prior to joining the
Company, Mr. Starling developed a strong understanding of its international shipping operations through his position as Executive Representative of the
Company from July 2007 until joining the Company as an employee in July 2008. In this role, Mr. Starling represented the Company in seeking to encourage shipping of ocean container traffic through the Port of Lázaro Cárdenas, as well as through
Panama.

Other Current Directorships: Ferrellgas, Inc.

The Board of Directors recommends a vote FOR the election of these director nominees.

Vote Required for Approval

Pursuant to the Company’s Bylaws, only directors that receive the affirmative vote of a majority of the votes cast for or against such director by the holders of the outstanding shares of Voting Stock entitled to vote for the election of directors will be elected. Any nominee for re-election in an uncontested election who does not receive votes for his or her election equal to a simple majority of the votes cast must submit an offer to resign from the Board. The Board will then consider the resignation offer and may either (i) accept the resignation offer or (ii) reject the resignation offer and seek to address the underlying cause(s) of the “against” votes. The Board is required to make its determination within 90 days following the certification of the stockholder vote and make a public announcement of its decision, including a statement regarding the reasons for its decision if the Board rejects the resignation offer.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on the election of directors unless the beneficial owner has given voting instructions as to each director. This means that if your broker is the record holder of your shares you must give voting instructions to your broker if you want your broker to vote your shares for the election of directors.

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2. Ratification of Independent Registered Public Accounting Firm for 2016

The Audit Committee of the Board of Directors has selected KPMG as our independent registered public accounting firm to audit our 2016 consolidated financial statements and provide an attestation report on the effectiveness of our internal control over financial reporting as of December 31, 2016. KPMG served as our independent registered public accounting firm in 2015. We are seeking our stockholders’ ratification of the Audit Committee’s selection of our independent registered public accounting firm even though we are not legally required to do so. If our stockholders ratify the Audit Committee’s selection, the Audit Committee nonetheless may, in its discretion, retain another independent registered public accounting firm at any time during the year if the Audit Committee feels that such change would be in the best interests of KCS and its stockholders. Alternatively, if this proposal is not approved by stockholders, the Audit Committee may re-evaluate its decision. One or more representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2016.

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm. Under the rules of the NYSE, brokers may give proxies on Proposal 2 whether or not they receive instructions from the beneficial owners of those shares.

3. Approval of the Kansas City Southern Annual Incentive Plan for Purposes of Internal Revenue Code Section 162(m)

We are asking stockholders to approve the Company’s Annual Incentive Plan, as amended and restated effective March 10, 2016, so that the payments made to our Chief Executive Officer and certain other executives (collectively referred to as “covered employees”) will be considered qualified performance-based compensation and therefore deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code requires stockholder approval generally every five years.

Summary of the Annual Incentive Plan

The following is a summary of the principal features of the Annual Incentive Plan and its operation. The summary is not a complete description of all of the Annual Incentive Plan and is qualified by reference to the entire text of the Annual Incentive Plan attached as Appendix A.

Purpose.    The purpose of the Annual Incentive Plan is to provide participants with annual incentive compensation based on the level of achievement of financial and other performance criteria. The Annual Incentive Plan is intended to focus the interests of participants on the key measures of the Company’s success and to reward participants for achieving the key measures of the Company’s success.

Administration.    The Annual Incentive Plan will be administered by the Compensation Committee of the Board. The Compensation Committee is a committee appointed by the Board of Directors consisting solely of “outside directors” as that term is defined within the regulations implemented under Section 162(m) of the Code.

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Eligibility.    The individuals eligible to participate in the Annual Incentive Plan shall be selected by the Company and approved by the Compensation Committee each year. All employees in active service and who are not represented by a union or other collective bargaining organization are eligible to participate in the Annual Incentive Plan. There were approximately 1,134 such employees at the end of fiscal year 2015.

Maximum Award Amount.    The maximum annual amount of compensation that may be paid to a participant under the Annual Incentive Plan is $3,000,000 or, if less, 200% of the participant’s target award.

Performance Goals.    Awards to participants will be based on performance goals, which shall provide for a threshold, target and maximum level of achievement using one or more of the following predetermined measurements as determined by the Compensation Committee:

•	earnings (either in the aggregate or on a per-share basis);

•	net income (before or after taxes);

•	operating income;

•	cash flow;

•	return measures (including return on assets, equity or sales);

•	earnings before or after any, or any combination of, taxes, interest or depreciation and amortization;

•	gross revenues;

•	share price (including growth measures and stockholder return or attainment by the Company’s Common Stock of a specified value for a specified period of time);

•	reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

•	net economic value;

•	market share;

•	operating profit;

•	costs;

•	operating and maintenance cost management and employee productivity;

•	stockholder returns (including return on assets, investments, equity, or gross sales);

•	economic value added;

•	aggregate product unit and pricing targets;

•	strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	achievement of business or operational goals such as market share and/or business development;

•	results of customer satisfaction surveys;

•	safety record;

•	network and service reliability;

•	debt ratings, debt leverage and debt service; and/or

•	operating ratio.

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Such measurements may be designated by the Compensation Committee based upon the performance of the Company, the employer, or any operating unit level, division or function thereof, and may be applied either alone or relative to the performance of other businesses or individuals (including industry or general market indices), based on one or more of the performance measurements.

Awards.    The Compensation Committee shall approve threshold, target and maximum awards payable to a participant if the pre-established performance goal(s) is achieved. Awards will be expressed as a percentage of a participant’s base salary and correspond to salary grades. The Compensation Committee may, in its discretion, modify the amount of any award; provided, however, in the case of any payment that is intended to constitute qualified performance-based compensation under Section 162(m) of the Code, no such modification may increase the amount payable to a participant who is a “covered employee.” Participants may be treated differently under the Annual Incentive Plan. Payments under the Plan are normally made in cash. However, the Compensation Committee may direct that payment of an award be made in shares of the Company’s common stock pursuant to the Company’s 2008 Plan (or any successor plan), in lieu of cash, in accordance with any executive stock ownership guidelines adopted by the Compensation Committee.

Required Employment.    A participant will not be eligible for an award if the participant is not employed by the Company (or any affiliate of the Company that elects to participate and be an employer under the Annual Incentive Plan with the Consent of the Company) on the last business day of a performance year, except that a participant may be entitled to a prorated amount in the case of certain qualifying terminations (including, for example, death or disability).

Interpretation of the Plan.    The Compensation Committee shall have the authority to interpret all provisions of the Annual Incentive Plan; including, determining participant eligibility, annual recipients of award payments, and the amount of any award payments to be made.

Withholding.    Awards are subject to withholding for applicable federal, state and local taxes.

Tax Aspects.    The Company will be entitled to a tax deduction for an award in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. In addition, Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to our covered employees. The general rule is that annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1 million. The Company can preserve the deductibility of certain compensation in excess of $1 million, however, if the Company complies with conditions imposed by Section 162(m) of the Code. The Annual Incentive Plan has been designed to permit the Committee to grant awards that satisfy the requirements of Section 162(m) of the Code.

The timing of compensation decisions is driven by a variety of tax considerations. To the extent the Compensation Committee determines that an award is intended to satisfy the deductibility requirements under Section 162(m) of the Code, performance goals must be established in the first 90 days of the period in which performance is measured. For annual performance-based payments, this means performance goals must be established no later than the end of March. In addition, in order to avoid being considered deferred compensation under Section 409A of the Code and to be deductible for the prior tax year, the annual performance-based awards with respect to the prior year must be paid out by March 15.

Amendment of Annual Incentive Plan.    The Compensation Committee may amend or terminate the Annual Incentive Plan at any time, effective at such date as the Compensation Committee may determine.

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The Board of Directors recommends a vote FOR the approval of the Company’s Annual Incentive Plan for Purposes of Internal Revenue Code Section 162(m).

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to approve the Annual Incentive Plan for purposes of Section 162(m) of the Code. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on this proposal unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on this matter.

4. Advisory Vote to Approve Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules. The 2014 compensation of our Named Executive Officers was overwhelmingly approved by our stockholders in the advisory vote held at last year’s annual meeting. Accordingly, the Compensation and Organization Committee (referred to in this Proxy Statement as the “Compensation Committee”) continued with its strategy, as described below and in the Compensation Discussion and Analysis.

We believe that we maintain a compensation system that allows us to attract and retain quality Named Executive Officers and encourages our Named Executive Officers to continually improve the operations and performance of the Company in order to maximize the value of our cross-border rail network on behalf of our stockholders. A large percentage of each Named Executive Officer’s compensation is comprised of long-term incentive awards in the form of equity awards, many of which include performance measures to incent our Named Executive Officers to perform well. This not only encourages each Named Executive Officer to take steps to achieve the Company’s long-term goals, but also aligns their personal financial interests with those of our stockholders. Our Compensation Committee seeks to compensate each Named Executive Officer near market median of our peer group of companies in order to ensure that our Named Executive Officers are compensated fairly and equitably. Further, our Compensation Committee annually reviews the design of our compensation programs to ensure that they do not encourage excessive risk taking by the Named Executive Officer in order to obtain a short-term personal gain that negatively impacts our long-term value proposition. Our Compensation Committee believes it has implemented compensation programs that are structured in the best manner to support our long-term business strategy and increase stockholder value.

At the 2015 Annual Meeting, stockholders representing 96.9% of the votes cast at the meeting voted in favor of the 2014 compensation of the Named Executive Officers.

We are asking our stockholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our

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Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution:

RESOLVED, that the stockholders of the Company, approve, on an advisory basis, the 2015 compensation of the Named Executive Officers as discussed and disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.

The say-on-pay vote is advisory, and therefore, not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the resolution.

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to approve the resolution. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 4 if you want your broker to vote your shares on this matter.

5. Shareholder Proxy Access

Mr. James McRitchie and Ms. Myra Young, 9295 Yorkship Court, Elk Grove, CA 95758, who represent that they hold not less than 50 shares of our common stock, has submitted the following proposal for consideration at the Annual Meeting.

RESOLVED: Shareholders of Kansas City Southern (KSU) (the “Company”) ask the board of directors (the “Board”) to adopt, and present for shareholder approval, a “proxy access” bylaw as follows:

Require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the “Nominator’’) that meets the criteria established below.

Allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a)	have beneficially owned 3% or more of the Company’s outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination;

b)	give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

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c)	certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit. No additional restrictions that do not apply to other board nominees should be placed on these nominations or re-nominations.

Supporting Statement: Long-term shareholders should have a meaningful voice in nominating directors. The SEC’s universal proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33- 9136.pdf) was vacated, in part due to inadequate cost-benefit analysis. Proxy Access in the United States (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1 ), a cost-benefit analysis by CFA Institute, found proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance (http://ssrn.com/abstract=2635695) found a 0.5 percent average increase in shareholder value for proxy access targeted firms.

Enhance shareholder value. Vote for Shareholder Proxy Access – Proposal 5.

Board of Directors Statement in Opposition to Proposal 5

The Board of Directors has carefully considered this proposal and recommends a vote AGAINST this Proposal 5. As discussed below, the Company has already implemented proxy access for its stockholders; accordingly, the Board believes that no further action is needed, and that the form of proxy access sought by the proponent is not in the best interest of the Company or its stockholders.

We have an established record of best governance practices and strong support from our stockholders.    Our commitment to corporate governance best practices is well established and discussed throughout this proxy statement. See, for example, “Corporate Governance — Governance Highlights” above on page 23. In recent years we have declassified our board, adopted majority voting and provided stockholders the opportunity to call special meetings, and on February 26, 2016, the Board appointed David Garza-Santos as a new independent director. Our stockholders have expressed continued confidence in our Board through support for each of our current director nominees in excess of 95% at each annual meeting in the last three years at which they were nominated. This support for our Board is also expressed through advisory votes in favor of our executive compensation programs in excess of 96% since 2012. We believe that the strength of our Board and our corporate governance practices provide shareholders meaningful opportunity to hold the Board accountable in the nomination and election of directors.

Our Board of Directors is responsive to stockholders.    We routinely engage with many of our stockholders to discuss their views on corporate governance, executive compensation and other matters of interest to our stockholders, and have demonstrated our willingness to respond to their concerns. In accordance with this practice, we sought input about proxy access from several of our significant stockholders. Based on these discussions, we found that our stockholders generally support proxy access rights for long-term stockholders as a means to increase director accountability and give stockholders a more meaningful voice in director elections. Our stockholders do not have uniform views on the ownership levels and holding periods that should be required for a stockholder or group of stockholders to be eligible to include their nominees in our proxy materials, or the number of such nominees that may be included.

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However, two of our biggest stockholders expressed support for our existing proxy access bylaw because it falls within the parameters of the majority of such proxy access bylaws being adopted by other public companies.

Our Board of Directors has adopted proxy access for the benefit of all stockholders.    Due to the interest of our stockholders in proxy access, our Board considered various potential formulations of proxy access, including the provisions advocated by the proponent. We took into account feedback from our stockholders, the level of ownership and nature of our larger holders and the size, tenure and structure of our Board. Based upon the Board’s assessment of the relative advantages and disadvantages to the stockholders and the Company of the various proxy access formulations, in February 2016, the Board of Directors amended the bylaws of the Company to implement proxy access in the form it believes is most appropriate for the Company and its stockholders.

Under the bylaw amendment adopted by the Board, any stockholder or group of up to 20 stockholders that beneficially owns at least 3% of our outstanding Common Stock continuously for three years is permitted to nominate candidates for election to the Board and to require the Company to list such nominees along with the Board’s nominees in the Company’s proxy statement. Recallable loaned shares are counted towards the 3% ownership threshold and fund families are treated as one stockholder for purposes of the aggregation limit. The bylaw amendment does not impose any special post-meeting ownership requirements on nominating stockholders or any special re-nomination restrictions on failed proxy access candidates tied to not having received a minimum percentage of votes the prior year. The qualifying stockholder or group of stockholders may nominate up to the greater of two members or 20% of the Board. We believe this reflects a balanced, workable and mainstream approach.

By-law Comparison

Stockholder Proposed Proxy Access By-Law.    As set forth above, the Stockholder proposed proxy access By-Law would provide that a single stockholder or unlimited group of stockholders collectively owning at least 3% of the Company’s outstanding common stock (including recallable loaned stock) for at least three years would be able to include their own nominees in the Company’s proxy statement for up to the greater of 2 or 25% of the number of directors then serving. Essential details, including how to determine ownership and which nominees to include in the proxy materials in the event of multiple shareholder proposals, would be left for the Board of Directors to determine. The proposal is non-binding on the Company, even if approved by stockholders.

The Company’s Proxy Access By-Law.    As mentioned above, the Company has already adopted a proxy access By-Law. While many companies have adopted bylaws requiring ownership at a 5% level, our ownership threshold is 3%, the same as the stockholder proposal. As described above, the Company’s proxy access bylaw limits a stockholder group to 20 and the number of directors who can be nominated to the greater of two or 20% of the Board. We believe both of these provisions are consistent with the majority of proxy access bylaws and are supported by our largest stockholders.

The proponent’s version of proxy access is unnecessary and could be detrimental to stockholders as a whole.    In selecting the appropriate proxy access formulation, our Board sought to balance the desire to provide meaningful rights to stockholders who we believe are generally representative of our other long-term stockholders against the potential harm to Board effectiveness that may be caused by the nomination of directors who may pursue narrow special interests, including interests unrelated to long-term stockholder value. We believe that limiting the number of stockholders who may aggregate their shares better serves the interests of all stockholders. Allowing an unlimited number of holders to act as a group undermines the principle that we believe is shared by most of our stockholders: that the right to nominate a director using the Company’s proxy statement should be available only for those who have a sufficient financial stake in the Company to cause their interests to be aligned with the interests of the stockholders as a whole. We also

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believe that allowing an unlimited number of stockholders to aggregate their shares imposes an unnecessary administrative burden and expense in verifying the nature and duration of the holdings of a large number of stockholders.

Further, we believe that the right to nominate up to the greater of two members or 20% of the Board is a reasonable limit that will afford stockholders a meaningful opportunity to obtain representation without disruption of the balance of skill, experience and diversity of the Board. Some of our large stockholders have expressed support for this limit.

For the reasons stated above, our Board believes that the Company’s current proxy access bylaw is in the best interests of our stockholders and that the proponent’s approach is not appropriate for the Company.

The Board of Directors recommends a vote AGAINST this proposal.

Vote Required for Approval

The affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy is required to approve this proposal. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on this matter unless the beneficial owner of such shares has given voting instructions. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 5 if you want your broker to vote your shares on this matter.

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Company Information

The Board of Directors

There are currently nine members of the Company’s Board of Directors. The biographies of the six directors who are standing for re-election to the Board are set forth in Proposal 1. The biographies of the three other directors continuing as directors after the Annual Meeting are set forth below.

The Board met five times in 2015. The Board meets regularly to review significant developments affecting KCS and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. During 2015, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.

Age: 75 Director Since: 2008 Current Term Ends: 2017 Committees : • Compensation & Organization (Chair) • Nominating & Corporate Governance

Henry R. Davis

President, Promotora DAC, S.A. de C.V.

Experience: President of Promotora DAC, S.A. de C.V. since 1998

Qualifications: As the Chief Executive Officer and Vice Chairman of Grupo Cifra,
Mr. Davis developed extensive business leadership skills. He also has unique insights in managing and operating businesses in Mexico that serves the Board well in its governance and strategic oversight of the Company’s wholly-owned subsidiary,
Kansas City Southern de Mexico, S.A. de C.V. Mr. Davis has also developed extensive finance and real estate experience through the leadership of Promotora
DAC, S.A. de C.V. In addition, he has strong skills in corporate finance, managing capital intensive industry operations, international relations, strategic planning and executive compensation.

Other Current Directorships: Grupo Bimbo, S.A.B. de C.V.

Past Directorships: Fibra Uno, S.A.B. de C.V.; Grupo Cifra; Grupo Aeroportuario de
Pacífico S.A.B. de C.V.; and Ixe Grupo Financiero S.A. de C.V.

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Age: 68 Director Since: 2004 Current Term Ends: 2017 Committees: • Compensation & Organization • Executive (Chair) • Nominating & Corporate Governance

Robert J. Druten (Chairman)

Retired Executive Vice President and Chief Financial Officer of Hallmark Cards, Inc.

Experience: Executive Vice President and Chief Financial Officer of Hallmark Cards,
Inc. from 1994 to August 2006

Qualifications: Mr. Druten has extensive executive experience in corporate finance and accounting developed during his tenure as a financial manager, and ultimately as Chief Financial Officer, of Hallmark Cards, Inc. He has also served on the audit committees of other public companies, which gives him valuable knowledge and perspective in serving on the Company’s Audit Committee. Mr. Druten also has experience in managing capital intensive operations, international operations and strategic planning.

Other Current Directorships: EPR Properties; Alliance Holdings GP, L.P.

Past Directorships: American Italian Pasta Company

Age: 61 Director Since: 2001 Current Term Ends: 2017 Committees: • Compensation & Organization • Nominating & Corporate Governance (Chair)

Rodney E. Slater

Partner, Squire Patton Boggs LLP

Experience: Partner, Squire Patton Boggs LLP since 2001; United States Secretary of Transportation from 1997 to January 2001

Qualifications: Mr. Slater brings strong leadership skills to the Board developed through his career as a government leader, which culminated in his service as the
United States’ Secretary of Transportation. As Secretary of Transportation, Mr. Slater
developed extensive experience in the regulation of transportation, development of public policy and government and international relations, and he serves as a key advisor to the Board on these issues. Through his service on other boards and committees, Mr. Slater also has extensive experience in executive compensation.

Other Current Directorships: Southern Development Bancorporation; Transurban
Group; Verizon Communications, Inc.; United Way Worldwide; and WS Atkins plc

Past Directorships: ICx Technologies, Inc.; Delta Airlines; International Battery, Inc.;
Northwest Airlines; Parsons Brinkerhoff

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Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee (referred to in this Proxy Statement as the “Nominating Committee”), a Finance Committee and an Executive Committee. Committee members are elected by the Board at the Board’s annual meeting immediately following our Annual Meeting of Stockholders. The Board of Directors has adopted a written charter for the Audit, Compensation, Nominating and Finance Committees detailing all of their responsibilities, a copy of which is available in the “Corporate Governance — Governance Documents” section under the “Investors” tab of our website at www.kcsouthern.com.

Audit Committee

The Audit Committee consists of three Directors elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve one-year terms. All members of the Audit Committee are independent (as defined in the NYSE’s listing standards) and meet the additional independence standards in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company does not limit the number of public company audit committees on which the members of our Audit Committee may serve. However, for any director to simultaneously serve on our Audit Committee and the audit committees of more than two other public companies, the Board must affirmatively determine that such simultaneous service will not impair the director’s ability to effectively serve on our Audit Committee.

Committee Members: McDonnell (Chair) Córdova Dunn Number of Meetings in 2015: 4

The Board has determined that Mr. McDonnell is an “audit committee financial expert” as that term is defined in applicable securities regulations based upon his prior experience as the Chief Executive Officer of DST, his accounting and financial education, his experience actively supervising others performing accounting or auditing functions, and his past and current memberships on audit committees of other public companies.

The Audit Committee is responsible for appointing and pre-approving the fees of our independent registered public accounting firm and pre-approving fees for other non-audit services provided by our independent registered public accounting firm. In addition, the Audit Committee monitors the quality and integrity of our financial reporting process, financial statements and systems of internal controls.

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Compensation Committee

The Compensation Committee consists of three Directors
elected by the Board, taking into consideration the
recommendations of the Nominating Committee, to serve one-
year terms. Each member of the Compensation Committee is
independent (as defined in the NYSE’s listing standards), is considered an outside director under Section 162(m) of the
Internal Revenue Code of 1986, as amended (the “Code”), and
is considered a non-employee director under Rule 16b-3 under the Exchange Act.

The Compensation Committee is responsible for
establishing, communicating to management and the Board
and periodically updating the Company’s compensation
philosophy, objectives, policies, strategies and programs, with the objective of ensuring they provide appropriate motivation for corporate performance and increased stockholder value.
The Compensation Committee is solely responsible for
reviewing and approving corporate goals and objectives
relevant to the compensation of our Chief Executive Officer
(“CEO”), evaluating and reviewing with our CEO his
performance in light of those goals and objectives, and setting our CEO’s compensation level based on that evaluation. In
addition, the Compensation Committee reviews and approves
the compensation of other members of senior management of
KCS based on recommendations from the CEO and Willis
Towers Watson, our independent compensation consultant
(“Willis Towers Watson” or the “Compensation Consultant”).
The Compensation Committee annually reviews and assesses
the risks associated with the Company’s compensation
practices, policies and programs applicable to employees to
determine whether the risks arising from such practices,
policies and programs are appropriate or reasonably likely to have a material adverse effect on the Company. See
Compensation Discussion and Analysis for additional
information on the Compensation Consultant.

Committee Members: Davis (Chair) Druten Slater Number of Meetings in 2015: 5

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Compensation Committee Interlocks and Insider Participation.

During 2015:

•    no member of the Compensation Committee was an officer or employee of KCS or was formerly an officer of KCS;

•    no member of the Compensation Committee had any material relationship with KCS other than service on the Board and Board committees and the receipt of compensation for that service;

•    no executive officer of KCS served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; and

•    no executive officer of KCS served as a member of the compensation committee (or other board committee performing equivalent functions or, if the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of KCS.

Nominating Committee

The Nominating Committee consists of six Directors elected by the Board, taking into consideration the recommendations of
the Nominating Committee, to serve one-year terms. Each
member of the Nominating Committee is independent (as
defined in the NYSE’s listing standards). The Nominating
Committee recommends to the Board of Directors suitable
nominees for election to the Board or to fill newly created
directorships or vacancies on the Board. In addition, the
Nominating Committee is responsible for ensuring that the
Company maintains appropriate corporate governance
practices and procedures.

The Nominating Committee generally will consider director
nominees recommended by stockholders. Nominees
recommended by stockholders in compliance with our Bylaws
will be evaluated on the same basis as other nominees
considered by the Nominating Committee. Stockholders should
see “Stockholder Proposals” below for information relating to the submission by stockholders of nominees and matters for
consideration at a meeting of our stockholders.

Committee Members: Slater (Chair) Córdova Davis Druten Dunn McDonnell Number of Meetings in 2015: 4

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Finance Committee

The Finance Committee consists of three Directors elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve one-year terms. The Finance Committee is responsible for reviewing and approving financial transactions exceeding $25 million, but not exceeding $200 million. The Finance Committee also reviews management’s financing plans and reports and makes recommendations to the Board with respect to matters affecting our financing plan and capital structure.

Committee Members: Córdova (Chair) Garza, A. McDonnell Number of Meetings in 2015: 3
Executive Committee

The Executive Committee consists of the Company’s Chief Executive Officer, the Chair of the Board, and one independent director elected by the Board, taking into consideration the recommendations of the Nominating Committee, to serve a one-year term. When the Board is not in session, the Executive Committee has all the powers of the Board in all cases in which specific directions have not been given by the Board.

Committee Members: Druten (Chair) Garza, A. Starling Number of Meetings in 2015: 3

Corporate Governance

Governance highlights

The Company actively communicates with its major stockholders about various issues concerning the Company, including various corporate governance matters. In recent years, the Company has undertaken a number of corporate governance initiatives in response to feedback it has received from its stockholders. In 2016, the Company reached out and sought input from its largest stockholders on “proxy access”. The Company realized that proxy access is important to our stockholders and wanted to be responsive to their views on good corporate governance practices. After receiving input from the stockholders, the Board amended its bylaws in February 2016 to adopt proxy access. The Company has also undertaken other corporate governance initiatives in recent years, including:

•	Elimination of classified Board on a phased-in basis; complete declassification by 2017

•	Adoption of majority voting

•	Elimination of super-majority voting

•	Amendment of Bylaws to allow for stockholders to call a special meeting

•	Separation of leadership roles of Chairman of the Board and CEO

•	Adoption of policy requiring independent Chairman of the Board

•	Amendment of Bylaws to prohibit nomination of former Company CEOs to the Board

•	Disclosure of political contributions on the Company’s website

Corporate Governance Guidelines

The Corporate Governance Guidelines of Kansas City Southern (the “Guidelines”) are available for review in the “Corporate Governance — Governance Documents” section under the “Investors” tab of our website at www.kcsouthern.com. In addition, this section of our website makes available all of our corporate

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governance materials, including our Bylaws (the “Bylaws”), board committee charters, code of business conduct and ethics and our anti-harassment and equal employment opportunity policies. Our Board of Directors regularly reviews corporate governance developments and modifies the Guidelines, committee charters, and key practices as it believes warranted.

The “Investors” section of our website also includes a copy of the brochure for our United States Speak Up! line in portable document format (i.e., PDF). Our United States Speak Up! line is a means for employees, customers, suppliers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual actions they believe may violate our corporate policies or the law. Our United States Speak Up! line is operated by an independent outside vendor 24 hours a day, seven days a week. Any employee, stockholder, or other interested party can call the following toll-free (within the United States) number to submit a report:

1-800-727-2615

We have a similar hotline in Mexico, the KCSM Speak Up! line, to receive confidential and anonymous reports of suspected or actual actions that the reporting party believes may violate our corporate policies or the law. The KCSM Speak Up! line is operated by an independent outside vendor 24 hours a day, seven days a week. Any employee, stockholder or other interested party can call the following toll-free number to submit a report:

Initial Toll Free-Phone Number: 01-800-112-2020

Access Code: 800-727-2615

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics is applicable to all directors, officers and employees of KCS and its subsidiaries and embodies our principles and practices relating to the ethical conduct of our business and our commitment to honesty, fair dealing and compliance with applicable laws and regulations. Our Code of Business Conduct and Ethics is available in the “Corporate Governance — Governance Documents” section under the “Investors” tab of our website at www.kcsouthern.com and in print to any stockholder who requests it. Any waiver or amendments to our Code of Business Conduct and Ethics are also made available on our website.

Policy on Director Attendance at Annual Stockholder Meetings

Our directors are encouraged to attend the annual stockholder meetings. All directors serving at the time of the 2015 annual stockholder meeting attended that meeting.

Director Qualifications, Qualities and Skills

The Guidelines establish certain qualifications, qualities and skills that directors and nominees must meet to be eligible to serve on our Board of Directors. Under the Guidelines, directors and nominees must be committed to representing the long-term interests of our stockholders and meet, at a minimum, the following qualifications:

•	High personal and professional ethics, integrity and values;

•	Independence, in accordance with the requirements of the NYSE, unless their lack of independence would not prevent two-thirds of the Board from meeting such requirements;

•	No current service on boards of companies that, in the judgment of the Nominating Committee, are in competition with, or opposed to the best interests of, the Company;

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•	Below the age of 75 years as of the date of the meeting at which his or her election would occur; and

•	Has not previously served as the Company’s Chief Executive Officer.

Additionally, it is considered desirable that directors and nominees possess the following qualities and skills:

•	Significant experience at policy making levels in business, government or education;

•	Significant experience or relationships in, or knowledge about, geographic markets served by us or industries that are relevant to our business; and

•	Willingness to devote sufficient time to carrying out their duties and responsibilities effectively, including service on appropriate committees of the Board.

Director Independence

The Guidelines require that a majority of the Board of Directors must be independent, as determined affirmatively by the Board in accordance with the listing standards of the NYSE, although our goal is to have two-thirds of the members of the Board meet these requirements. We refer to directors who meet the NYSE independence standards as “Independent Directors”. The Independent Directors constitute more than two-thirds of our Board of Directors. The Independent Directors are Messrs. Davis, Druten, Dunn, McDonnell, Mr. David Garza-Santos, Secretary Slater, Ambassador Antonio Garza and Ms. Córdova. Our Board has affirmatively determined that each Independent Director has no material relationship with the Company and is independent in accordance with applicable NYSE listing standards. These standards assist the Board in determining that a director or nominee has no material relationship with KCS, either directly or as a partner, shareholder or officer of an organization that has a relationship with KCS.

The Board holds regular executive sessions of the Independent Directors. All Board committees, other than the Executive Committee, are comprised of only Independent Directors. Thus, the Independent Directors directly oversee critical matters such as the compensation of executive management, the selection and evaluation of Board nominees, the integrity of the Company’s financial statements, and the development of corporate governance programs of the Company.

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company. Our Bylaws and our Guidelines require that the position of Chair of the Board be filled by an Independent Director, which effectively requires separation of the positions of Chief Executive Officer and Chair of the Board. The Board believes this structure ensures appropriate oversight by the Independent Directors. Meetings of the Independent Directors will be presided over by the Chair (currently Mr. Druten) since he or she will also be an Independent Director.

The Board’s Role in Risk Oversight

The Board of Directors is responsible for overseeing the Company’s enterprise risk management process and program. This includes understanding the Company’s philosophy and strategy towards enterprise risk management and mitigation. The Board reviews the Company’s most significant risks and whether management is responding within the Company’s risk management and mitigation strategies. The Board has delegated to the Audit Committee the primary responsibility for reviewing the Company’s risk assessment and risk management policies. Management periodically reports to the Audit Committee on the Company’s risk identification, assessment and mitigation activities. The Company has an enterprise risk management coordinator who supervises the enterprise risk management process. Furthermore, the

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Company has given its disclosure committee responsibility to review the comparability of the risk factors disclosed in the Company’s Annual Report on Form 10-K with the Company’s enterprise risk profile. The risk oversight structure has no effect on the Board’s leadership structure.

Director Diversity

The Nominating Committee strives to nominate directors who represent an appropriate mix of backgrounds and experiences to best enhance the functions of the Board. The Nominating Committee considers diversity in the broadest sense, thus including factors such as age, sex, race, ethnicity and geographic location, as well as a variety of experience and educational backgrounds (such as operations, finance, accounting and marketing experience and education) when seeking Board nominees. The Nominating Committee does not have a diversity policy in place.

Stockholder/Interested Person Communication with the Board

Any stockholder or interested person may communicate with the Independent Directors by sending such communication in writing to the office of the Corporate Secretary, Kansas City Southern, P.O. Box 219335, Kansas City, Missouri, 64121-9335, or by express carrier to the Corporate Secretary, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105. In its capacity as the agent for the Independent Directors the office of the Corporate Secretary may review, sort and summarize the communications and, in accordance with the directions provided by and procedures established by the Independent Directors, forward such communications to the Independent Directors as appropriate. To be considered, such communications must be signed by the stockholder or other interested party, with the stockholder’s or other interested party’s name, address and telephone number. The Independent Directors shall review such communication with the Board, or the group addressed in the communication, for the purpose of determining an appropriate response and any appropriate action that should be taken. Any communications received may be shared with management on the instruction of the Independent Directors.

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Beneficial Ownership

The following table contains information concerning the beneficial ownership of our Common Stock as of the Record Date by:

•	Beneficial owners of more than five percent of our Common Stock that have publicly disclosed their ownership in filings with the Securities and Exchange Commission (“SEC”);

•	The members of our Board of Directors, including our Chief Executive Officer;

•	Our Chief Financial Officer and the other executive officers for whom information is provided in the Summary Compensation Table in this Proxy Statement; and

•	All current executive officers, directors and nominees for director as a group. The address for each of our directors and executive officers listed is 427 West 12th Street, Kansas City, Missouri 64105.

We are not aware of any beneficial owner of more than five percent of the 4% Preferred Stock. None of our directors or executive officers owns any shares of 4% Preferred Stock. No officer or director of KCS owns any equity securities of any subsidiary of KCS. Beneficial ownership is generally defined as either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose.

Beneficial Owners	Common Stock(1)		Percent of Class(1)
The Vanguard Group	9,137,567	(2)	8.4%
BlackRock, Inc.	7,268,239	(3)	6.7%
T. Rowe Price Associates, Inc	5,679,476	(4)	5.2%
Wellington Management Group LLP	5,938,509	(5)	5.4%

Directors
Lu M. Córdova Director	7,918	(6)	*
Henry R. Davis Director	107,150		*
Robert J. Druten Director	20,126	(7)	*
Terrence P. Dunn Director	34,701	(8)	*
Antonio O. Garza, Jr. Director	6,353		*
David Garza-Santos Director	289		*
Thomas A. McDonnell Director	115,890	(9)	*
Rodney E. Slater Director	21,081	(10)	*
David L. Starling Director; Chief Executive Officer	216,571	(11)	*

Executive Officers
Brian D. Hancock Executive Vice President and Chief Marketing Officer	15,831	(12)	*
Patrick J. Ottensmeyer President	92,818	(13)	*

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	Common Stock(1)		Percent of Class(1)
Michael W. Upchurch Executive Vice President and Chief Financial Officer	35,109	(14)	*
José G. Zozaya President and Executive Representative of Kansas City Southern de México, S.A. de C.V. (“KCSM”)	79,784	(15)	*

All Directors and Executive Officers as a Group (19 Persons)	935,186	(16)	*

*	Less than one percent of the outstanding shares.
(1)	This column includes Common Stock, including restricted shares, beneficially owned by officers, directors, nominees for director and beneficial owners of more than five percent of our Common Stock. In accordance with SEC rules, this column also includes shares that may be acquired upon the exercise of options or other convertible securities that are exercisable or convertible on the Record Date, or will become exercisable or convertible within 60 days of that date, which are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options or other convertible securities held by that person that are exercisable or convertible on the Record Date, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors, nominees for director and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. The list of our executive officers is included in our Annual Report on Form 10-K for the year ended December 31, 2015. See the last page of this Proxy Statement for instructions on how to obtain a copy of the Form 10-K.
(2)	The address of The Vanguard Group (“Vanguard”) is 100 Vanguard Blvd., Malvern, PA 19355. Based on a Schedule 13G/A, filed February 10, 2016, Vanguard reports sole voting power of 207,144 shares, shared voting power of 10,800 shares, sole power to dispose of 8,923,100 shares and shared power to dispose of 214,467 shares.
(3)	The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. This information is based on BlackRock, Inc.’s Schedule 13G/A filed on February 10, 2016. Black Rock reports sole voting power of 6,358,490 shares and sole dispositive power of 7,268,239 shares.
(4)	The address of T. Rowe Price Associates, Inc. (“Price Associates”) is 100 E. Pratt Street, Baltimore, MD 21202. Based on a Schedule 13G/A filed February 11, 2016, Price Associates reports sole power to vote 1,528,660 shares and sole power to dispose of 5,679,476 shares. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(5)	The address of Wellington Management Group LLP (“Wellington”) is 280 Congress Street, Boston, MA 02210. Based on a Schedule 13G filed February 11, 2016, Wellington reports for itself and related parties shared voting power of 3,363,868 shares and shared dispositive power of 5,938,509 shares.
(6)	Ms. Córdova’s beneficial ownership includes 29 shares held in a trust.
(7)	Mr. Druten’s beneficial ownership includes 187 shares held by a charitable foundation for which Mr. Druten disclaims beneficial ownership.
(8)	Mr. Dunn’s beneficial ownership includes 30,462 shares held in a revocable trust for which he is the trustee with sole voting and dispositive power and 4,239 shares held by a charitable foundation for which Mr. Dunn disclaims beneficial ownership.
(9)	Mr. McDonnell’s beneficial ownership includes 75,890 shares held in a trust for which he is the trustee with sole voting and dispositive power, and 40,000 shares held by a charitable foundation for which Mr. McDonnell disclaims beneficial ownership.
(10)	Mr. Slater’s beneficial ownership includes 2,360 shares held jointly with his spouse.

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(11)	Mr. Starling’s beneficial ownership includes 35,069 restricted shares, 89,548 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 62,028 shares held jointly with his spouse and 10,000 shares held in an Individual Retirement Account.
(12)	Mr. Hancock’s beneficial ownership includes 15,831 restricted shares.
(13)	Mr. Ottensmeyer’s beneficial ownership includes 25,603 restricted shares, 26,624 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 243 shares allocated to his account in the KCS 401(k) Plan.
(14)	Mr. Upchurch’s beneficial ownership includes 9,266 restricted shares and 12,934 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.
(15)	Mr. Zozaya’s beneficial ownership includes 8,133 restricted shares and 32,832 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.
(16)	The number includes 145,462 restricted shares, 209,102 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 106,444 shares held jointly, and 76,165 shares otherwise held indirectly. Mr. Druten, a Director, disclaims beneficial ownership of 187 of the total shares listed. Mr. Dunn, a Director, disclaims beneficial ownership of 4,239 of the total shares listed. Mr. McDonnell, a Director, disclaims beneficial ownership of 40,000 of the total shares listed.

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Compensation Discussion &

Analysis

This Compensation Discussion and Analysis describes the Company’s executive compensation for 2015 for our Named Executive Officers or “NEOs”, who are listed below and in the Summary Compensation Table in this Proxy Statement.

Current Named Executive Officers
David L. Starling	Chief Executive Officer
Michael W. Upchurch	Executive Vice President and Chief Financial Officer
Patrick J. Ottensmeyer	President
José G. Zozaya	President, General Manager and Executive Representative of KCSM
Brian D. Hancock	Executive Vice President and Chief Marketing Officer

Mr. Ottensmeyer was appointed President effective March 1, 2015. Mr. Starling, who was President and Chief Executive Officer, remained as Chief Executive Officer. Mr. Hancock was hired in July of 2015.

2015 Say-On-Pay Vote on Executive Compensation

At the 2015 Annual Meeting, stockholders representing 96.9% of the votes cast at the meeting voted in favor of the 2014 compensation of the named executive officers. Supported by the overwhelming approval of the 2014 compensation program for our NEOs, the Compensation Committee decided to maintain the same program for 2015.

Key Features of Executive Compensation Program

The Compensation Committee is responsible for establishing our executive compensation policies and overseeing our executive compensation practices to align compensation with the principles described herein. The Compensation Committee believes our executive compensation program will achieve the following objectives:

•	Facilitate the attraction and retention of highly-qualified executives;

•	Motivate our executives to achieve our operating and strategic goals;

•	Align our executives’ interests with those of our stockholders by rewarding them in accordance with the creation of stockholder value; and

•	Deliver executive compensation in a responsible and cost-effective manner that reflects sound governance principles on the part of the Company and its Board.

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The Compensation Committee seeks to provide base salaries, target total cash and target total direct compensation that are consistent with market median practices, recognizing internal equity and incumbent-specific considerations such as performance, future potential, and tenure with the Company. We define the market as comparably-sized transportation and mature capital intensive companies. Based on the findings of the executive compensation analysis in 2014, which was updated in 2015, the Compensation Committee believes that our targeted executive compensation levels are “competitive” in aggregate, within a +/- 15% of the target market 50th percentile.

What We Do

We tie pay to performance. The great majority of executive pay is not guaranteed. We set clear financial goals for corporate performance.

We seek to mitigate undue risk, including utilizing caps on potential payments and robust Board and management processes to identify risk.

We have adopted stringent share ownership guidelines, which all Named Executive Officers meet.

We reward our executives for long-term growth and therefore measure our performance over a three-year cycle.

We provide only modest perquisites that have a sound benefit to the Company’s business.

We have reasonable post-employment and change in control provisions in our executive employment agreements.

Our equity plans under which awards may be granted generally provide for accelerated vesting of future awards after a change in control only if an employee is also terminated (a double-trigger).

Our Compensation Committee benefits from its utilization of an independent compensation consulting firm.

The Compensation Committee closely monitors any other services provided to the Company by its compensation consulting firm to ensure they don’t create a potential conflict of interest.

Pursuant to the claw back provision in our performance share award agreement, participants who engage in gross misconduct must forfeit outstanding awards and repay awards previously paid.

What We Don’t Do

We do not reprice underwater stock options.

We do not provide tax gross-ups for perquisites.

We do not have excise tax gross-ups other than historical provisions contained in employment agreements entered into prior to 2007.

We prohibit hedging of Company stock by officers, directors and employees.

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Primary Elements of Compensation

The primary elements of our 2015 executive officer compensation package are described below. The amount and types of elements differ between our U.S. and Mexico executives as a result of custom, traditions, compensation statutes and tax law differences.

Compensation Element	Purpose	Characteristic
Base Salary	To provide a fixed element of pay for an individual’s primary duties and responsibilities.	Base salaries are reviewed annually and are set based on competitiveness versus market and internal equity considerations.
Annual Incentive	To encourage and reward the achievement of specified financial goals on an annual basis.	Performance-based cash award opportunity; amount earned is based on actual results relative to pre-determined goals.

Long-Term Incentives

Performance Share Awards	To motivate management for long-term financial success.	Three-year performance-based share awards with pre-determined financial goals.

Restricted Stock	To align the executives’ interests with those of investors (via creation of stockholder value), to encourage stock ownership, and to provide an incentive for retention.	Service-based long-term incentive opportunity; ultimate award value depends on share price.

Non-Qualified Stock Options	To incent and reward the creation of stockholder value.	Service-based long-term incentive opportunity; amounts realized are dependent upon share price appreciation.

Other Elements of Compensation

We provide certain benefit programs that are designed to be competitive within the marketplace from which we recruit our employees. The majority of employee benefits provided to our Named Executive Officers are offered through broad-based plans available to our management employees generally.

KCS 401(k) and Profit Sharing Plan (the “KCS 401(k) Plan”).    The KCS 401(k) Plan is a qualified defined contribution plan. Eligible U.S. employees may elect to make pre-tax or post-tax deferral contributions, called 401(k) contributions, to the KCS 401(k) Plan of up to 75% of eligible compensation subject to certain limits under the Code. We match contributions to the KCS 401(k) Plan equal to 100% of a participant’s 401(k) contributions and up to the lesser of a maximum of 5% of a participant’s eligible compensation or the statutory limit imposed by the Code. Our matching contributions for the KCS 401(k) Plan vest over five years as follows:

•	0% for less than two years of service;

•	20% upon two years of service;

•	40% upon three years of service;

•	60% upon four years of service; and

•	100% upon five years of service.

We may also make, in our discretion, annual profit sharing contributions to the KCS 401(k) Plan in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to

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receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant’s compensation bears to the total compensation of all participants. Profit sharing contributions are 100% vested when made. No profit sharing contributions were made in 2015.

Participants may direct the investment of their accounts in the KCS 401(k) Plan by selecting from one or more of the diversified investment funds available under the KCS 401(k) Plan.

Executive Plan.    In order to provide executives with competitive retirement and savings plans, we maintain a supplemental benefit plan known as the “Executive Plan” for those U.S. executives who are designated by the President, Chief Executive Officer or Compensation Committee as participants in the plan. Our Executive Plan provides a benefit based on an amount equal to 10% of the excess of (a) the greater of (i) an executive’s base salary times the percentage specified in his or her employment agreement (ranging from 145% to 175%) or, for those executives without employment agreements, 145% (see the “Summary Compensation Table — Narrative to Summary Compensation Table”) or (ii) the sum of the executive’s base salary earned for the year plus any short-term incentive that was earned during the applicable year, over (b) the maximum compensation that can be considered for benefit purposes in a qualified retirement plan. Payments are generally made annually under this plan and executives receive such payments in one year restricted stock, issued under our 2008 Plan which may be forfeited in the event of termination of employment prior to the end of the twelve-consecutive-month period beginning on the grant date.

Perquisites.    As noted in our Summary Compensation Table, we provide our U.S. Named Executive Officers with certain perquisites consistent with market practice. We do not view perquisites as a significant element of our comprehensive compensation structure for our U.S. Named Executive Officers. For Mr. Zozaya and other executives employed by KCSM, we provide perquisites as required by Mexican law and consistent with Mexican customary practice.

We reimburse financial counseling expense for our Named Executive Officers up to a stated limit in accordance with the KCS Financial Planning Reimbursement Policy. The maximum amount of the annual reimbursement under this policy for our CEO is $8,000. The maximum amount of the annual reimbursement under this policy for our other Named Executive Officers is $5,000. We also pay for three years’ of the administrative fees charged by the Greater Kansas City Community Foundation (“GKCCF”) related to donor advised funds established by our U.S. executives at the GKCCF. These fees are paid out of funds from the Company’s charitable foundation, which is administered by the GKCCF.

Consistent with applicable law and perquisite practices in Mexico generally, we provide the following perquisites to Mr. Zozaya: (1) annual Christmas bonus equal to 30 days of wages or salary (Mexican law requires an annual Christmas bonus equal to at least 15 days of wages or salary), (2) vacation and vacation premium payments of 50% (Mexican law requires a vacation premium of at least 25%), (3) food stipend (up to a maximum of Ps. 2,131 per month), (4) automotive allocations or use of a leased company car (and maintenance for the leased car), (5) gasoline coupons, (6) 100% payment of the employee’s social security fees and (7) a limited reimbursement of expenses for financial planning services in accordance with the KCS Financial Planning Reimbursement Policy. The annual Christmas bonus is a payment in the amount equal to one month’s salary, prorated based on time with the Company. Executives based in Mexico have a number of vacation days as set forth in their respective employment agreements and a corresponding vacation premium equal to 50% of their earned vacation days, generally paid on or around their annual anniversary date, in accordance with the Company’s payroll policy.

The Compensation Committee believes these perquisites are conservative, but reasonable and consistent with our overall compensation program, industry practice and applicable law, and better enable the Company to attract and retain high-performing employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers. The Compensation Committee does not plan to materially increase the perquisites currently provided, subject to, with respect to Mr. Zozaya, requirements under Mexican law.

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Other Benefits.    For our U.S. employees, we pay a portion of premiums for medical coverage, pay premiums for short-term disability coverage, pay premiums for 50% coverage for long-term disability and pay premiums for AD&D coverage up to 2 1/2 times the annual salary for each employee up to a maximum of $600,000. For U.S. and Mexico executives, we provide a basic amount of group life insurance coverage. Additionally, we provide eligible U.S. employees with the opportunity to purchase KCS Common Stock at a discount under the Kansas City Southern 2009 Employee Stock Purchase Plan, which plan is intended to satisfy Section 423 of the Code.

Benefits Provided for KCSM Executives.    We provide accident, medical and life insurance for our executives based in Mexico. Each of our Named Executive Officers based in Mexico may contribute to a savings fund up to 13% of his base salary up to Ps. 2,770.35 monthly, the legal maximum. We make a matching contribution to each such Named Executive Officer’s savings fund. In addition, we are required under Mexican law to make certain severance payments to any employee (including a Named Executive Officer) who is terminated without cause. See “Potential Payments Upon Termination of Employment or Change in Control” for a more detailed discussion of these payments.

Change in Control Benefits

Various compensation arrangements provide for award and account vesting and separation pay for our Named Executive Officers upon a change in control or the occurrence of certain events after a change in control. These arrangements are designed to:

•	preserve our ability to compete for executive talent;

•	provide stability during a change in control by encouraging executives to cooperate with and achieve a change in control approved by the Board, without being distracted by the possibility of termination of employment or demotion after the change in control; and

•	provide an economic incentive to encourage an acquirer to evaluate whether to retain our executives rather than its own.

Please see the “Potential Payments upon Termination of Employment or Change in Control” for a discussion of why the Compensation Committee believes the current levels of post-employment termination compensation and benefits are appropriate and consistent with our compensation objectives.

Pay Mix

The percentage of a Named Executive Officer’s total compensation resulting from each of the compensation elements is not specifically determined, but instead is a result of the targeted competitive positioning for each element. By design, “at-risk” components (particularly long-term incentives) comprise a significant portion of a Named Executive Officer’s total compensation. This is consistent with the Compensation Committee’s desire to reward long-term performance in a way that is aligned with stockholders’ interests. In 2015, the target pay mix for our Chief Executive Officer and all other Named Executive Officers serving on December 31, 2015 (as an average) was as follows:

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Executive Stock Ownership Guidelines

The Compensation Committee has set stock ownership guidelines for our Named Executive Officers and other members of senior management, which require executives to own a certain number of shares of Company Common Stock based upon a multiple of base salary, with the number of shares required for each executive determined by salary grade. The required multiples for our Named Executive Officers are as follows:

Multiple of Base Salary
Chief Executive Officer	5X
President	4X
Other Named Executive Officers	3X

The Compensation Committee will periodically review the continued appropriateness of the stock ownership guidelines. Executives are given five years from their start date or promotion date to meet the required stock ownership thresholds. All stock sales by executives who are not in compliance will be reviewed by the Corporate Secretary and approved by the CEO. If executives have not met this stock ownership requirement within five years, then they may be required to retain long-term incentive plan grants and 50% of AIP payouts may be awarded in stock until the executive is compliant.

Shares that count in determining compliance with the stock ownership guidelines are shares beneficially owned by the executive, shares held by the executive in any KCS benefit plan, restricted shares at the time of grant (even if not yet vested), performance shares when earned (even if not yet vested), and shares issued and retained on exercise of stock options. As of December 31, 2015, all of our executives met the stock ownership guidelines.

Participants in the Compensation Process

Compensation Committee.    The Compensation Committee, which is responsible for establishing our executive compensation policies and overseeing our executive compensation practices, is comprised of three directors. Each of these directors meets the independence requirements of the NYSE, qualifies as an outside director under Section 162(m) of the Code, and is considered a non-employee director under Rule 16b-3 under the Exchange Act.

Role of Willis Towers Watson, our Compensation Consultant.    For assistance in fulfilling its responsibilities, the Compensation Committee retained Willis Towers Watson as its compensation consultant to review and independently assess various aspects of our compensation programs, including the compensation of individuals serving as executives of KCSM, and to advise the Compensation Committee in making its executive compensation decisions for 2015. The Compensation Consultant is engaged by and reports directly to the Compensation Committee. The Compensation Committee has assessed the independence of the Compensation Consultant pursuant to SEC rules, analyzed whether the work performed raised any conflict of interest, and concluded that the Compensation Consultant is independent and that no conflict of interest exists. The Compensation Consultant’s role in 2015 was to provide market data, including market trend data, to the Compensation Committee, to advise the Compensation Committee regarding the Company’s executive compensation relative to the market data, and to make recommendations to the Compensation Committee regarding compensation structure and components.

In 2014, at the direction of the Compensation Committee, the Compensation Consultant performed an executive compensation market analysis to assess the competitiveness of the compensation of the executives of the Company, including the Named Executive Officers. This study, which was updated in 2015, was used to inform decisions regarding 2015 programs and grants.

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The results of the most recent analysis were discussed with the Compensation Committee in February 2015. The Compensation Consultant analyzed the market competitiveness of the following elements for each of the covered executive positions:

•	base salary;

•	target annual incentive award opportunity (award that may be earned for achieving expected annual performance results);

•	target total cash compensation (salary plus target annual incentive award opportunity);

•	annualized expected value of long-term incentive grants/awards (estimated value on date of grant); and

•	target total direct compensation (target total cash compensation plus the annualized expected value of long-term incentive awards).

The Compensation Consultant also assessed the relative market positioning of retirement programs provided to executives including the Named Executive Officers, as well as perquisites.

In performing the study, the Company’s executive positions were initially “matched,” based on the Compensation Consultant’s understanding of the positions’ primary duties and responsibilities, to similar positions in Willis Towers Watson’s Executive Compensation Data Bank. At the request of the Company, a premium was applied to the market compensation data for certain benchmark survey position matches to reflect the differences between the responsibilities of the Company’s positions and those of the benchmark survey job matches.

Peer Group

In connection with this analysis and prior benchmarking analyses, the Compensation Committee with its Compensation Consultant defined the Company’s primary United States and Mexico competitive market as transportation and mature, capital-intensive companies with annual revenues of at least $1 billion, but no more than $5 billion that participate in the Compensation Consultant’s Executive Compensation Database. In 2015, with respect to our U.S. Named Executive Officers, this group was comprised of the following companies, all of which had revenues in 2014 between $1 billion and $5 billion:

•	A.O. Smith
•	AGL Resources
•	Alliant Energy
•	Armstrong World Industries
•	Atmos Energy
•	Boardwalk Pipeline Partners
•	Brady
•	Cabot
•	Carpenter Technology
•	CF Industries
•	Chemtura
•	Cliffs Natural Resources
•	Cloud Peak Energy
•	Crown Castle
•	Cytec Industries
•	Energen
•	EQT Corporation
•	Frontier Communications
•	GATX
•	Harsco
•	Hawaii Gas
•	Herman Miller
•	Hexcel
•	HNI
•	Host Hotels & Resorts
•	ITC Holdings
•	JetBlue Airways
•	Kennametal
•	Magellan Midstream Partners
•	Martin Marietta Materials
•	MeadWestvaco
•	NorthWestern Energy
•	Owens Corning
•	Pinnacle West Capital
•	PNM Resources
•	Portland General Electric
•	Ryder System
•	Scotts Miracle-Gro
•	Southwest Gas
•	Starwood Hotels & Resorts
•	SunCoke Energy
•	TECO Energy
•	Timken
•	TimkenSteel
•	Toro
•	Tronox
•	Tupperware Brands
•	UIL Holdings
•	Vectren
•	Vulcan Materials
•	Westar Energy

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With respect to Mr. Zozaya, this group was comprised of the following companies, all of which had revenues in Mexico in 2014 between $250 million and $2.5 billion:

•	Abbott
•	Alcon
•	American Express
•	Amgen
•	AstraZeneca
•	AXA Group
•	Axtel
•	Banamex Banco
•	Banorte Banco
•	Bayer
•	BBVA Bancomer Banco
•	Becton Dickinson
•	Boehringer Ingelheim
•	Bristol-Myers Squibb
•	British American Tobacco
•	Coca-Cola
•	Colgate-Palmolive
•	Comercial Mexicana
•	Comex
•	Cummins (San Luis Potosi)
•	Delphi
•	DHL Express
•	Eli Lilly
•	Ericsson
•	Estafeta
•	ExxonMobil
•	FCA - Fiat Chrysler Automobiles
•	Femsa
•	Ford
•	General Electric
•	General Motors
•	GEPP
•	GlaxoSmithKline
•	Grupo ICA
•	Grupo Nacional Provincial
•	Grupo Peñafiel
•	Herdez
•	HSBC Banco
•	Janssen Pharmaceuticals
•	Johnson Controls
•	Jose Cuervo
•	Kenworth
•	Liverpool
•	Marcatel
•	Mars
•	Merck Sharp & Dohme
•	MetLife
•	Nestlé
•	Nextel
•	Nissan
•	Novartis
•	Novo Nordisk
•	Palacio de Hierro
•	PepsiCo
•	Pfizer
•	Philip Morris
•	Procter & Gamble
•	RCI
•	Renault
•	Restaurante Brands
•	Robert Bosch Comercial
•	Roche Holding
•	Sandoz
•	Sanofi
•	Santander
•	Scotiabank
•	Servicios Alestra
•	Takeda
•	Techint
•	Telefonica
•	Telmex
•	Toyota Motor Sales
•	Unilever
•	Volkswagen
•	Zurich Insurance Group

Conclusions of Compensation Committee

The results of the study conducted by the Compensation Committee with its Compensation Consultant found that (i) our base salaries are, on average, aligned with approximately local country market 50th percentile levels; (ii) our target total cash compensation levels are on average within a competitive range around the U.S. market median; (iii) our target annual incentive award opportunities, expressed as a percentage of salary, are, on average, aligned with the U.S. market 50th percentile; and (iv) our target long-term incentive award opportunities, and resulting target total direct compensation levels, are, on average, consistent with U.S. market median practices. Results for individual officers varied. For the Named Executive Officers as a group, average competitive positioning for base salary was competitive with the median for the market. The study also found that the Company’s retirement benefits fall within the competitive range, but toward the lower end of this range. The study concluded that perquisites were modest, but consistent with typical current practices.

The conclusion by our Compensation Committee is that the Named Executive Officers are being compensated at or near market median given their positions and responsibilities. The Compensation Committee is satisfied that the ratio of compensation between the CEO and the other Named Executive Officers is acceptable and reasonable, particularly when taking into consideration the differences in responsibilities of each. The policies or decisions relating to the compensation of the CEO are not materially different than the other Named Executive Officers.

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Risk Considerations in our Compensation Program

The Company also engaged Willis Towers Watson to review its compensation program to assess the risks that it could create, as reflected in the Company’s risk management practices and policies. The review covered a number of key facets of the Company’s compensation plans, including their purposes, the types of performance measures used, the number and organizational level of participants, the aggregate amount and maximum individual amounts payable under the plans, the ability of the participants to take actions that could influence the calculation of their awards, the scope of the risks that could be created by actions taken to enhance the amounts payable under the plans, and how the Company’s risk management policies and governance practices are structured to mitigate these risks. As a result of this review, the Company concluded that its compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company or its stockholders.

Tax and Accounting Considerations

Section 162(m) of the Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to the chief executive officer as of the end of the year and the next three highest compensated Named Executive Officers listed in the Summary Compensation Table, other than the chief financial officer, unless it is “performance-based.” Except as otherwise described in this section, the Compensation Committee intends to qualify compensation expense as performance-based and therefore deductible for federal income tax purposes.

The compensation packages of the Named Executive Officers for 2015 included base salary, annual cash incentives under the 2015 Annual Incentive Plan, performance share awards, restricted stock and non-qualified stock options. The highest total base salary was within the $1 million limit. The Company’s Annual Incentive Plan document was approved by stockholders in 2011 and is a performance-based plan under Section 162(m) of the code. At the 2016 Annual Meeting, stockholders are being asked to again approve the Annual Incentive Plan for purposes of Section 162(m). Restricted shares with time-based vesting requirements awarded under the provisions of the 2008 Plan do not qualify as performance-based compensation under Section 162(m). The restricted shares awarded to the Named Executive Officers have the potential to result in total compensation in excess of the $1 million limit under Section 162(m). Restricted shares with performance-based vesting requirements, stock options and performance shares awarded under the provisions of the 1991 Plan and the 2008 Plan are intended to qualify as performance based compensation under Section 162(m) because the awards are earned based on our performance.

The Compensation Committee will review from time to time the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Compensation Committee intends to maintain the flexibility to take actions it considers are in the best interests of KCS and our stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation Committee periodically reviews projections of the estimated accounting (pro forma expense) and tax impact of material elements of the executive compensation program.

2015 Compensation Decisions

2015 Salary Adjustments

In February 2015, the Compensation Committee approved base salary increases of 3% for our Chief Executive Officer and the other U.S. Named Executive Officers and an increase of 4% for Mr. Zozaya.

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2015 Short Term Incentive Plan

In February 2015, the Compensation Committee approved the 2015 Annual Incentive Plan (the “2015 AIP”) for our Named Executive Officers. Similar to the AIP in prior years, each Named Executive Officer was assigned incentive targets at the threshold, target and maximum incentive performance levels that are a percentage of the Named Executive Officer’s 2015 base salary earned in 2015. The target percentage assigned for each performance level depended on the executive’s salary grade and is set forth in the following table:

	Percentage of Base Salary
Current Officers	Threshold Performance Level	Target Performance Level	Maximum Performance Level
Mr. Starling	50%	100%	200%
Mr. Ottensmeyer(1)	35%	70%	140%
Mr. Upchurch	30%	60%	120%
Mr. Zozaya	30%	60%	120%
Mr. Hancock	30%	60%	120%

(1) In connection with Mr. Ottensmeyer’s promotion to President, the percentage payouts for him under the 2015 AIP were adjusted, effective March 1, 2015. His current AIP percentage payouts are reflected in the above table.

Following are the 2015 consolidated operating ratio incentive targets, as well as the percentage payout of the executive’s total incentive target for these metrics:

Performance Level	Consolidated Operating Ratio	Percentage Payout at Total Incentive Target
Threshold	67.1%	50%
Target	65.5%	100%
Maximum	64.9%	200%

For the year ended December 31, 2015, our consolidated operating ratio as defined in the 2015 AIP was 67.05%. As a result of this, the Named Executive Officers each earned a 2015 AIP payout of 52% of the target amount. See the Summary Compensation Table for actual amounts paid. Each year, the Compensation Committee will determine whether an annual incentive program will be adopted for that year and will establish participation, award opportunities and corresponding performance measures and goals, considering general market practices and its own subjective assessment of the effectiveness of such program in meeting its goals of motivating and rewarding our executives.

2015 Long-Term Incentive Program

As a result of the performance of the Company’s Named Executive Officers and the overwhelming approval of the say-on-pay vote at last year’s annual meeting, the Compensation Consultant used the guidelines developed during the creation of the 2014 long-term incentive program (the “2014 LTI Program”) to assist in the development of the 2015 long-term incentive program (the “2015 LTI Program”). The Compensation Committee agreed that the 2015 LTI Program should continue to:

•	Drive sustained improvement in our operating performance;

•	Communicate strong performance focus to the external market;

•	Support execution of our long-term business strategy;

•	Provide a balanced program based on performance, share price leverage and employee retention;

•	Maintain flexibility to dovetail with our other talent management tools;

•	Maintain our external competitiveness; and

•	Be simple and transparent.

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The 2015 LTI Program was approved in February 2015. The mix of awards was as follows:

2015 Long-Term Incentive Mix

Performance Shares:    Under the 2015 LTI Program, a three-year performance share award was granted. The performance metrics for earning the performance shares awarded under the 2015 LTI Program were determined by setting performance goals for each year of the three-year performance period. The average of the results for each year as measured against these performance goals at the end of the three-year performance period will then be multiplied by the total number of shares awarded at target to determine the number of performance shares earned. The Compensation Committee decided this was an appropriate manner to determine the shares earned, and believed this best aligned executives’ long-term incentive compensation with our multi-year business plan as well as with the interests of our stockholders.

Management may earn between 50% and 200% of the performance share award by meeting or exceeding the performance criteria set for the three-year period. The performance criteria for the three year plan were set at the February 2015 meeting of the Compensation Committee. The performance shares earned, if any, will vest at the end of the three year period, on the later of (i) February 23, 2018 or (ii) the date the Compensation Committee certifies that the Performance Goals for the three-year Performance Period are (or are not) satisfied.

The Compensation Committee determined to use the Company’s return on invested capital (“ROIC”) and consolidated operating ratio (“OR”) as the performance metrics for the performance shares under the 2015 LTI Program, weighted 75% and 25%, respectively. The Compensation Committee believes that ROIC allows it to not only assess the Named Executive Officers’ performance with respect to our earnings, but also allows the Compensation Committee to measure the efficiency of management in stewarding our capital base and determine the success of management in making long-term capital investment decisions to improve our financial and operating performance. ROIC provides the Compensation Committee a measurement that can hold management accountable for earning a return in excess of our cost of capital.

For this purpose, ROIC is defined as the quotient of the Company’s net operating profit after taxes (“NOPAT”) for the applicable performance period divided by the Company’s invested capital where (i) NOPAT is the sum of the Company’s net income, interest expense and interest on the present value of the Company’s operating leases (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of (a) lease termination costs reported as a separate line item within operating expenses in the consolidated statement of income, (b) debt retirement costs reported as a separate line item in the consolidated statement of income, (c) foreign exchange gains/losses reported as a separate line item in the

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consolidated statement of income, (d) the foreign exchange impact on the Company’s income tax expense, (e) the impacts of changes in statutory income tax rates and laws on the Company’s income tax expense, (f) the impacts of changes in accounting principles, and (g) other special one-time adjustments included in Adjusted Diluted Earnings Per Share as reported by the Company which are not already included in the preceding points; and (ii) invested capital is the sum of the Company’s average equity balance, average debt balance and the present value of the Company’s operating leases, with further adjustments to eliminate the average equity impacts of (a) changes in accounting principles, and (b) incremental debt incurred after January 1, 2015 for lease conversions. Incremental debt is defined as debt incurred to finance the purchase of equipment under existing operating leases and the purchase of replacement equipment as operating leases expire, reduced by the present value of the related operating leases.

The Compensation Committee determined to use OR as the other performance metric believing it to be a solid indicator of the Company’s financial performance and profitability. The Compensation Committee recognized that OR is a measure easily monitored by our management employees and is widely monitored by investors. For this purpose, OR is defined as the Company’s consolidated operating ratio with any necessary adjustments to eliminate the effects of (a) fluctuations in the value of the Mexican peso against the U.S. dollar from the average exchange rates assumed in the Company’s 2015 long range plan, (b) impacts to fuel surcharge revenue and fuel expense for changes in fuel-related indices from the indices assumed in the Company’s 2015 long range plan, (c) lease termination costs recognized as a separate line item within operating expenses in the consolidated statement of income, (d) changes in accounting principles, and (e) other special one-time adjustments included in Adjusted Operating Ratio as reported by the Company which are not already included in the preceding points.

Following are the performance levels for the 2015 LTI Program*:

Performance Level	Return on Invested Capital (75% weight)	Consolidated Operating Ratio (25% weight)	Percentage Payout at Total Incentive Target
2015
Threshold	9.3%	67.1%	50%
Target	9.9%	65.5%	100%
Maximum	10.2%	64.9%	200%
2016
Threshold	9.9%	65.5%	50%
Target	10.5%	64.6%	100%
Maximum	10.8%	63.9%	200%
2017
Threshold	10.5%	64.6%	50%
Target	11.1%	63.0%	100%
Maximum	11.4%	61.9%	200%

*These performance levels should not be viewed as predictions or estimates of future performance and the actual achievement of these levels is subject to numerous known and unknown risks and uncertainties including, without limitation, those described under “forward looking statements”, “risk factors” or similar headings in our quarterly and annual reports filed with the SEC. The Compensation Committee establishes these levels solely to help it align pay with performance. The levels are not intended to provide investors or any other party with guidance about our future financial performance or operating results.

For the year ended December 31, 2015, our return on invested capital (as defined under the 2015 LTI Program) was 9.06%. Our consolidated operating ratio (as defined under the 2015 LTI Program) was 67.05%. These results will be combined with the results of 2016 and 2017 to determine the average results of the three-year performance period that will be used to determine the number of performance shares earned under the 2015 LTI Program.

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The following awards were granted to the Company’s Named Executive Officers for the 2015 LTI Program:

Current Officers	Number of Target Performance Shares Granted Under the 2015 LTI Program	Number of Non-Incentive Stock Options Granted Under the 2015 LTI Program	Number of Shares of Restricted Stock Granted Under the 2015 LTI Program
David L. Starling	9,237	13,285	4,618
Michael W. Upchurch	2,590	3,726	1,295
Patrick J. Ottensmeyer	3,930	5,652	1,965
José G. Zozaya	2,590	3,726	1,295
Brian D. Hancock(1)	—	—	—

(1) Mr. Hancock was not an employee at the time the 2015 LTI Program was adopted.

Restricted Stock:    In addition to the performance share component of the 2015 LTI Program, the Compensation Committee determined it appropriate that 25% of the award be in the form of time-based, cliff vesting, restricted stock of the Company for purposes of acting as a management retention tool during the three-year term of the program. The restricted stock awarded under the 2015 LTI Program does not vest until February 23, 2018.

Options:    The other 25% of the award is in the form of time-based non-qualified stock options under the 2015 LTI Program, which provides a high degree of alignment between management and stockholders. The options become vested and exercisable in equal installments on February 18, 2016, February 18, 2017 and February 18, 2018, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company’s common stock on the date of grant.

The restricted stock, stock options and performance shares granted to the Named Executive Officers were awarded under the Company’s 2008 Stock Option and Performance Award Plan (the “2008 Plan”). The purpose of the 2008 Plan is to allow officers, directors, employees and consultants of KCS and its affiliates to acquire or increase equity ownership in the Company. The 2008 Plan was approved by the stockholders of the Company on October 7, 2008. In 2013, stockholders re-approved the material terms of the performance measures under the 2008 Plan for the payment of performance-based awards granted under the 2008 Plan. The equity awards described in the Non-Management Director Compensation Table and Summary Compensation Table were also awarded under the 2008 Plan.

Discretionary Supplemental Cash Award

As disclosed in the Company’s 2015 Proxy Statement, when the Company established its 2012 and 2013 long-term incentive programs (the “2012 LTI Program” and the “2013 LTI Program”), the Company was in the very early stages of analyzing the opportunity to purchase or replace equipment that was under operating leases, and therefore the ROIC and OR goals established in these LTI Programs did not include any potential impacts from lease conversion activities. The Company ultimately executed lease conversion transactions which resulted in significant incremental financial benefit. The incremental debt incurred to finance the purchase or replacement of equipment under operating leases and resulting lease termination costs negatively impacted ROIC for 2013, 2014, and 2015, and negatively impacted OR for 2014 and 2015, and therefore resulted in a reduction in the number of performance shares earned by the executive under the 2012 and 2013 LTI Programs. The Compensation Committee believes that the lease conversion activities were in the best interests of the Company and wants to incent executives to take actions that benefit all stockholders as originally intended under these LTI Programs. In February 2015, the Compensation Committee approved a discretionary supplemental cash award to each of the Company’s then-current executives who were participants in the 2012 LTI Program to adjust for the share reduction due to the lease conversion activities. In February 2016, the Compensation Committee applied the same

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approach with respect to the 2013 LTI Program and approved a discretionary supplemental cash award to each of the Company’s current executives who were participants in the 2013 LTI Program. The total number of performance shares earned under the terms of the 2013 LTI Program was 84.7% of the performance shares granted to the executives for the 2013 LTI Program. The amounts of the supplemental cash payments is shown in the “Bonus” column in the Summary compensation Table for the Named Executive Officers. The total amount of this discretionary supplemental cash award to all executives in 2016 was $1.03 million.

Impact of Changes in NEO Positions

In connection with his appointment as President, Mr. Ottensmeyer was granted 10,000 shares of restricted stock. This grant is reflected in the compensation tables presented later in this Proxy Statement. He also entered into a new employment agreement, which is described later in this Proxy Statement.

In February 2015, the Company and Mr. Starling entered into a Retention Agreement regarding Mr. Starling’s future retirement and his retention until December 31, 2016. Under the Retention Agreement, Mr. Starling was granted 30,000 performance shares under the 2008 Plan. This grant is reflected in the compensation tables presented later in this Proxy Statement.

In connection with his hiring, Mr. Hancock entered into an employment agreement with the Company and was granted 10,000 shares of restricted stock. The provisions of his employment agreement are described later in this Proxy Statement.

Compensation Committee Report

The Compensation Committee has received and discussed with management the disclosures contained in the “Compensation Discussion and Analysis” in this Proxy Statement. Based on that review and analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

The Compensation Committee

Henry R. Davis, Chairman

Robert J. Druten

Rodney E. Slater

This Compensation Committee Report is not deemed “soliciting material” and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

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Executive Compensation

Summary Compensation Table

The following table and narrative disclose compensation earned in 2015 by the Named Executive Officers. The table shows amounts earned by such persons for all services rendered in all capacities to KCS and its subsidiaries during the past year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
David L. Starling,	2015	$900,000	$326,669	$5,529,963	$551,195	$468,000	$124,683	$7,900,510
Chief Executive Officer	2014	$875,500	$705,245	$1,744,103	$530,019	$1,751,000	$79,732	$5,685,599
	2013	$850,000	$0	$2,019,104	$523,373	$1,496,000	$43,610	$4,932,087

Michael W. Upchurch,	2015	$445,701	$91,609	$550,204	$154,592	$139,059	$31,686	$1,412,851
Executive Vice President and Chief Financial Officer	2014	$432,720	$201,175	$489,808	$148,490	$519,264	$46,502	$1,837,959
	2013	$420,116	$0	$579,632	$146,823	$443,643	$23,448	$1,613,662

Patrick J. Ottensmeyer,	2015	$576,868	$91,609	$1,952,675	$234,501	$205,131	$20,514	$3,081,298
President	2014	$447,772	$201,175	$508,748	$148,490	$537,327	$14,836	$1,858,348
	2013	$434,730	$0	$598,013	$146,823	$459,075	$14,448	$1,653,089

José G. Zozaya,	2015	$348,129	$100,172	$463,675	$154,592	$108,616	$235,594	$1,410,778
President and Executive Representative of KCSM(4)	2014	$380,986	$203,123	$445,519	$148,490	$457,183	$413,329	$2,048,630
	2013	$390,810	$0	$536,907	$146,823	$412,695	$202,290	$1,689,525

Brian D. Hancock,	2015	$188,406	$0	$974,700	$0	$58,783	$174,952	$1,396,841
Executive Vice President and Chief Marketing Officer

(1)	This column presents the aggregate grant date fair value of stock awards made in 2015, 2014 or 2013, as applicable, computed in accordance with FASB ASC Topic 718. For additional information, refer to Note 12 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC. The amount for 2015 reflects (a) the grant date fair value for time vested stock awards under our Executive Plan and the 2015 LTI Program and (b) the probable outcome at grant date for the performance share grant made pursuant to the 2015 LTI Program. This column also includes one-time awards made to Mr. Starling, Mr. Ottensmeyer and Mr. Hancock as described on page 43. See Compensation Discussion and Analysis above for more detail on these awards, the Executive Plan and the 2015 LTI Programs, and the Grants of Plan-Based Awards table for the value for each grant. The value of the 2015 performance shares awards, assuming the highest level of performance achieved, would be, respectively, as follows: Mr. Starling — $5,785,372; Mr. Upchurch — $618,233; Mr. Ottensmeyer — $938,091; Mr. Zozaya — $618,233 and Mr. Hancock — $0.
(2)	This column presents the aggregate grant date fair value of option awards made in 2015, 2014 or 2013, as applicable, computed in accordance with FASB ASC topic 718. For additional information, refer to Note 13 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

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(3)	“All Other Compensation” for the Named Executive Officers consists of:

Name		KCS 401(K) Plan Matching Contributions ($)(a)	Group Term Life Insurance Premiums ($)	AD&D Premiums ($)	LTD Premiums ($)	Matching Charitable Gifts ($)(b)	Financial Planning Reimbursement ($)	Other ($)(c)		Total ($)
Starling	2015	$13,250	$1,380	$180	$138	$27,000	$8,000	$74,735	(d)	$124,683
	2014	$13,000	$1,380	$180	$138	$30,000	$8,000	$27,034	(d)	$79,732
	2013	$12,750	$1,380	$180	$138	$19,400	$8,000	$1,762		$43,610
Upchurch	2015	$13,250	$1,380	$180	$276	$10,600	$5,000	$1,000		$31,686
	2014	$13,000	$1,380	$180	$276	$26,666	$5,000	$0		$46,502
	2013	$12,750	$1,380	$180	$138	$4,000	$5,000	$0		$23,448
Ottensmeyer	2015	$13,250	$1,380	$180	$276	$0	$5,428	$0		$20,514
	2014	$13,000	$1,380	$180	$276	$0	$0	$0		$14,836
	2013	$12,750	$1,380	$180	$138	$0	$0	$0		$14,448
Zozaya	2015	N/A	$13,560	$0	$0	$0	$9,022	$213,012	(e)	$235,594
	2014	N/A	$8,862	$0	$0	$0	$0	$404,467	(e)	$413,329
	2013	N/A	$9,326	$0	$0	$0	$3,540	$189,424	(e)	$202,290
Hancock	2015	$9,420	$645	$84	$129	$4,000	$0	$160,674	(f)	$174,952

(a)	Subject to Internal Revenue Service rules, we match 100% of each employee’s elective 401(k) contributions which do not exceed 5% of his or her compensation. For 2015, the maximum match was $13,250.
(b)	We provide a two-for-one Company match of eligible charitable contributions made by our Named Executive Officers. The maximum amount of contributions we will match in any calendar year for any Named Executive Officer is $15,000. Of this $15,000, only half may be contributed to one organization.
(c)	For U.S. executives, we have historically paid and continue to pay country club initiation fees (with monthly dues paid by the executive). For all executives, we provide an annual physical exam through our medical plan. All employees of the Company, including the Named Executive Officers, are given the opportunity to use our stadium and arena suites to the extent the suites are not being used for business purposes. Our Named Executive Officers may use the services of their administrative assistants for limited personal matters. In addition, spouses of certain of our Named Executive Officers accompanied them on private aircraft chartered to transport the Named Executive Officers for business purposes. Personal use of the company’s aircraft by our Chief Executive Officer is calculated as the incremental cost to the Company of such use.
(d)	“Other” for Mr. Starling in 2015 includes $74,735 for Mr. Starling’s personal use of the Company’s aircraft, which is based on the incremental cost to the Company. 2014 includes $1,304 for airfare for his spouse to accompany him on business travel and $25,730 for Mr. Starling’s personal use of the Company’s aircraft, which is based on the incremental cost to the Company.
(e)	“Other” for Mr. Zozaya consists of the payments set forth in the following table, payment of which is consistent with Mexican law and perquisite practices.

	Christmas Bonus ($)	Vacation Premium ($)	Food Stipends ($)	Auto Maintenance and Gasoline ($)	Leased Vehicles ($)	Vehicle Bonus ($)	Savings Fund ($)	Social Security ($)	Personal Security ($)	Spouse Airfare for Company Events ($)	Total ($)
2015	$29,011	$6,769	$1,486	$2,366	$0	$25,443	$3,888	$844	$139,943	$3,262	$213,012
2014	$32,301	$7,537	$1,667	$2,595	$0	$27,202	$2,161	$1,219	$325,597	$4,188	$404,467
2013	$32,568	$7,599	$1,806	$2,633	$0	$12,719	$2,349	$1,129	$125,605	$3,016	$189,424

(f)	“Other” for Mr. Hancock in 2015 includes $160,674 in relocation expenses.

(4)	All amounts of Mr. Zozaya’s compensation (other than the aggregate grant date fair value for stock and option awards) are paid to Mr. Zozaya in Mexican Pesos. The 2015 amounts reported on this table were converted from Mexican pesos at a conversion rate of $17.2065 Mexican Pesos per U.S. dollar, the conversion rate reported by Banco de Mexico on December 31, 2015. The 2014 amounts reported on this table were converted from Mexican pesos at a conversion rate of 14.718 Mexican Pesos per U.S. dollar, the conversion rate reported by Banco de Mexico on December 31, 2014. The 2013 amounts reported on this table were converted from Mexican pesos at a conversion rate of 13.0765 Mexican pesos per U.S. dollar, the conversion rate reported by Banco de Mexico on December 31, 2013.

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Narrative to Summary Compensation Table

Employment Agreements.    Each of the Named Executive Officers is a party to an employment agreement.

Pursuant to their respective employment agreements, Messrs. Starling, Upchurch, Zozaya, Ottensmeyer, and Hancock receive as compensation for their services an annual base salary at the rate approved by the Compensation Committee. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction applicable to all officers. Messrs. Starling, Upchurch, Zozaya, Ottensmeyer, and Hancock are eligible to participate in benefit plans or programs generally available to management employees of KCSR or KCSM, as applicable. Each of the employment agreements of Messrs. Starling, Upchurch, Ottensmeyer, and Hancock provides that the value of the respective Named Executive Officer’s annual compensation is fixed at a percentage of base salary for purposes of determining contributions, coverage and benefits under any disability insurance policy and under any cash compensation-based plan provided to the Named Executive Officer as follows: 175% for Mr. Starling; 145% for Mr. Upchurch; 175% for Mr. Ottensmeyer; and 145% for Mr. Hancock.

For information regarding potential payments to the Named Executive Officers upon termination of employment or change in control, see “Potential Payments Upon Termination of Employment or Change in Control” below.

Indemnification Agreements.    We have entered into indemnification agreements with our KCS officers and directors. Each of our U.S. Named Executive Officers is an officer of KCS. These agreements are intended to supplement our officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by our Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCS. The indemnification agreements provide for indemnification to the fullest extent permitted by the Delaware General Corporation Law and for the prompt advancement of expenses, including attorneys’ fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made upon delivery to us of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements allow directors and officers to seek court relief if indemnification or expense advances are not received within specified periods, and obligate us to reimburse them for their expenses in pursuing such relief in good faith.

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Grants of Plan-Based Awards

The following table provides information for each of the Named Executive Officers regarding 2015 grants of annual incentive awards, equity incentive plan awards, restricted shares, and stock options.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(7)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
David L. Starling	N/A	$450,000	$900,000	$1,800,000
	02/18/2015				4,618	9,237		18,474					$1,102,436
	02/18/2015				0	30,000	(3)	0					$3,580,500
	02/18/2015								4,618	(4)			$551,158
	02/18/2015								2,479	(5)			$295,869
	02/18/2015										13,285	$119.35	$551,195
Michael W. Upchurch	N/A	$133,710	$267,421	$534,842
	02/18/2015				1,295	2,590		5,180					$309,117
	02/18/2015								1,295	(4)			$154,558
	02/18/2015								725	(5)			$86,529
	02/18/2015										3,726	$119.35	$154,592
Patrick J. Ottensmeyer	N/A	$197,241	$394,483	$788,965
	02/18/2015				1,965	3,930		7,860					$469,046
	02/18/2015								1,965	(4)			$234,523
	02/18/2015								760	(5)			$90,706
	02/18/2015										5,652	$119.35	$234,501
	03/01/2015								10,000	(6)			$1,158,400
José G. Zozaya(8)	N/A	$104,439	$208,878	$417,755
	02/18/2015				1,295	2,590		5,180					$309,117
	02/18/2015								1,295	(4)			$154,558
	02/18/2015										3,726	$119.35	$154,592
Brian D. Hancock	N/A	$56,522	$113,043	$226,087
	08/03/2015								10,000	(6)			$974,700

(1)	The amounts reflected in these columns represent the threshold, target and maximum amounts that could have been earned under our 2015 AIP. Actual amounts paid for 2015 performance are reflected in the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.
(2)	These amounts represent the threshold, target and maximum amounts that could have been earned for the performance share awards made under our 2015 LTI Program. See Compensation Discussion and Analysis for additional details of the 2015 LTI Program, including the performance goals. The amounts in the grant date fair value column represent the probable outcome at grant date of the performance goals for the 2015 LTI Program.
(3)	This amount represents a one-time retention award of performance shares that was granted to Mr. Starling on February 18, 2015. 10,000 shares may be earned and will vest upon certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2015. 10,000 shares may be earned upon certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2015 and will vest on May 1, 2016. 10,000 shares may be earned and will vest upon certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2016.
(4)

This amount reflects restricted stock awards granted under the 2008 Plan pursuant to our 2015 LTI Program. The shares vest in full three years after the grant date. For participants that are retirement eligible, 1/3 of the shares become non-forfeitable in three annual installments beginning one year from

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the grant date; however, such shares remain subject to sale and transfer restrictions in accordance with the original vesting schedule. Mr. Starling is retirement eligible and Mr. Ottensmeyer and Mr. Zozaya will become retirement eligible during the vesting period.
(5)	This amount reflects restricted stock awards granted under the 2008 Plan pursuant to our Executive Plan. The shares vest in full one year after the grant date. For participants that are retirement eligible, the shares become non-forfeitable immediately; however, such shares remain subject to sale and transfer restrictions in accordance with the original vesting schedule. Mr. Starling is retirement eligible.
(6)	This amount reflects a one-time award of restricted stock granted under the 2008 Plan. The shares vest in full five years after the grant date. For participants that are retirement eligible, 1/5 of the shares become non-forfeitable in five annual installments beginning one year from the grant date; however, such shares remain subject to sale and transfer restrictions in accordance with the original vesting schedule. Mr. Ottensmeyer will become retirement eligible during the vesting period.
(7)	The amounts in this column reflect non-qualified stock options granted under the 2008 Plan pursuant to our 2015 LTI Program. The options vest in equal 1/3 amounts on the first, second and third anniversary of the grant date.
(8)	Mr. Zozaya is paid in Mexican pesos. His threshold, target and maximum non-equity incentive plan award amounts were converted from Mexican pesos at a conversion rate of $17.2065 Mexican pesos per U.S. dollar, the conversion rate reported by Banco de Mexico on December 31, 2015.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information for each of the Named Executive Officers regarding outstanding stock options, unvested stock awards and unearned stock awards held by them as of December 31, 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
David L. Starling	3,880	—	$51.55	07/29/18
	20,600	—	$35.41	02/29/20
	21,900	—	$52.62	02/22/21
	16,447	—	$66.99	02/21/22
	8,712	4,356	$97.77	02/20/23
	4,612	9,223	$94.23	02/19/24
	—	13,285	$119.35	02/17/25
					10,152		$758,050
					9,067		$677,033	27,116		$2,024,752
					20,000	(5)	$1,493,400	10,000	(5)	$746,700
Michael W. Upchurch	2,316	—	$52.62	02/22/21
	3,126	—	$66.99	02/21/22
	2,444	1,222	$97.77	02/20/23
	1,292	2,584	$94.23	02/19/24
	—	3,726	$119.35	02/17/25
					5,098		$380,668
					2,543		$189,886	7,599		$567,417
Patrick J. Ottensmeyer	6,850	—	$35.41	02/29/20
	6,950	—	$52.62	02/22/21
	4,690	—	$66.99	02/21/22
	2,444	—	$97.77	02/20/23
	1,292	2,584	$94.23	02/19/24
	—	5,652	$119.35	02/17/25
					15,803		$1,180,010
					2,543		$189,886	8,269		$617,446
José G. Zozaya	13,700	—	$35.41	02/29/20
	6,950	—	$52.62	02/22/21
	4,690	—	$66.99	02/21/22
	2,444	1,222	$97.77	02/20/23
	1,292	2,584	$94.23	02/19/24
	—	3,726	$119.35	02/17/25
					4,373		$326,532
					2,543		$189,886	7,599		$567,417
Brian D. Hancock					10,000		$746,700

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(1)	The vesting dates of the options listed in these columns are shown in the following table, and are subject to acceleration on a change of control or upon the retirement, death or disability of a Named Executive Officer.

Name	Number of Securities (#)	Exercisable Date
Starling	6,867	11/19/2010
	6,867	12/08/2010
	6,866	01/07/2011
	7,300	02/23/2012
	5,483	02/22/2013
	7,300	02/23/2013
	3,880	07/30/2013
	4,356	02/21/2014
	5,482	02/22/2014
	7,300	02/23/2014
	4,612	02/20/2015
	4,356	02/21/2015
	5,482	02/22/2015
	4,429	02/18/2016
	4,612	02/20/2016
	4,356	02/21/2016
	4,428	02/18/2017
	4,611	02/20/2017
	4,428	02/18/2018
Upchurch	1,222	02/21/2014
	1,563	02/22/2014
	2,316	02/23/2014
	1,292	02/20/2015
	1,222	02/21/2015
	1,563	02/22/2015
	1,242	02/18/2016
	1,292	02/20/2016
	1,222	02/21/2016
	1,242	02/18/2017
	1,292	02/20/2017
	1,242	02/18/2018
Ottensmeyer	2,283	11/19/2010
	2,284	12/08/2010
	2,283	01/07/2011
	2,317	02/23/2012
	1,564	02/22/2013
	2,317	02/23/2013
	1,222	02/21/2014
	1,563	02/22/2014
	2,316	02/23/2014
	1,292	02/20/2015
	1,222	02/21/2015
	1,563	02/22/2015
	1,884	02/18/2016
	1,292	02/20/2016
	1,222	02/21/2016
	1,884	02/18/2017
	1,292	02/20/2017
	1,884	02/18/2018

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Name	Number of Securities (#)	Exercisable Date
Zozaya	4,567	11/19/2010
	4,567	12/08/2010
	4,566	01/07/2011
	2,317	02/23/2012
	1,564	02/22/2013
	2,317	02/23/2013
	1,222	02/21/2014
	1,563	02/22/2014
	2,316	02/23/2014
	1,292	02/20/2015
	1,222	02/21/2015
	1,563	02/22/2015
	1,242	02/18/2016
	1,292	02/20/2016
	1,222	02/21/2016
	1,242	02/18/2017
	1,292	02/20/2017
	1,242	02/18/2018

(2)	The vesting dates of the restricted and performance shares listed in this column are shown in the following table.

Name	Number of Securities (#)	Vesting Date
Starling	10,000	02/19/2016
	1,784	02/29/2016
	1,875	02/29/2016	(a)
	9,067	02/29/2016
	10,000	05/01/2016
	1,875	02/28/2017
	1,540	02/26/2016	(b)
	1,539	02/24/2017	(b)
	1,539	02/23/2018
Upchurch	1,502	02/29/2016
	2,543	02/29/2016
	725	02/12/2016
	1,576	02/28/2017
	1,295	02/23/2018
Ottensmeyer	1,502	02/29/2016
	2,543	02/29/2016
	760	02/12/2016
	1,051	05/31/2016	(a)
	525	02/28/2017
	655	05/31/2016	(b)
	655	02/24/2017	(b)
	655	02/23/2018
	2,000	05/31/2016	(c)
	2,000	03/31/2017	(c)
	2,000	03/30/2018	(c)
	2,000	03/29/2019	(c)
	2,000	03/13/2020

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Name	Number of Securities (#)	Vesting Date
Zozaya	1,502	02/29/2016
	2,543	02/29/2016
	1,051	04/29/2016	(a)
	525	02/28/2017
	432	04/29/2016	(b)
	432	02/24/2017	(b)
	431	02/23/2018
Hancock	10,000	08/14/2020
(a)	These shares remain subject to sale and transfer restrictions until February 28, 2017.
(b)	These shares remain subject to sale and transfer restrictions until February 23, 2018.
(c)	These shares remain subject to sale and transfer restrictions until March 13, 2020.

(3)	The amounts in these columns were calculated by multiplying the closing price of our Common Stock on the NYSE on December 31, 2015, the last trading day in 2015, which was $74.67, by the number of shares of stock that have not vested.
(4)	Except as noted in footnote 5 below, the amounts in this column reflect the maximum performance shares for the performance shares granted pursuant to the 2014 LTI and the threshold performance shares for the performance shares granted pursuant to the 2015 LTI Programs, in each case which may be earned upon certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2016 and December 31, 2017, respectively. See Compensation Discussion and Analysis for more information on 2015 LTI Program. For information on the 2014 LTI Program, see the Compensation Discussion and Analysis in the Company’s 2015 Proxy Statement filed with the Securities and Exchange Commission on April 6, 2015. Actual amounts earned may be more or less than reflected depending on whether such performance shares are earned at the threshold, target or maximum level. If earned, these shares will vest on the later of (a) February 28, 2017 for the 2014 LTI Program and February 23, 2018 for the 2015 LTI Program or (b) the date the Compensation Committee certifies the achievement of the related performance targets. Performance shares that are not earned within the applicable performance period are forfeited.
(5)	This amount represents a one-time retention award that was granted to Mr. Starling on February 18, 2015, in which 20,000 shares may be earned upon certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2015 and 10,000 shares may be earned upon certification by the Compensation Committee of achievement of pre-determined performance goals for the performance period ending December 31, 2016.

Option Exercises and Stock Vested

The following table provides information for each of the Named Executive Officers regarding stock option exercises and vesting of stock awards during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
David L. Starling	—	—	20,666	(2)	$2,419,575
Michael W. Upchurch	—	—	5,987		$700,958
Patrick J. Ottensmeyer	—	—	6,188		$724,491
José G. Zozaya	—	—	5,517		$645,930
Brian D. Hancock	—	—	—		—

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(1)	The amounts in these columns were calculated by multiplying the number of shares of stock by the fair market value of our Common Stock on the NYSE on the exercise/vesting date, or if the market was not open on such date, the fair market value of our Common Stock on the NYSE on the next preceding trading date and for options subtracting the exercise price multiplied by the number of shares. For awards granted prior to November 1, 2008, the fair market value was calculated by averaging the high and low stock price. For awards granted after November 1, 2008, the fair market value equaled the closing price.
(2)	6,138 of these shares became non-forfeitable due to the fact that Mr. Starling meets the retirement criteria under the 2008 Plan; however, they remain subject to sale and transfer restrictions.

Potential Payments Upon Termination Of Employment or Change in Control

As described above in the section titled “Narrative to the Summary Compensation Table,” each of our Named Executive Officers is a party to an employment agreement. Each agreement provides certain benefits in the event of the termination of the U.S. Named Executive Officer’s employment without cause or after a change in control. The agreements do not provide for any benefits in the event of the termination of employment resulting from death, disability or retirement. We believe that providing certain severance protections in the event of a change in control plays an important role in attracting and retaining key executive officers. The Compensation Committee believes the severance benefits are an appropriate and necessary component of each Named Executive Officer’s compensation package.

The severance benefits described below are required to be provided pursuant to the terms of employment agreements with our Named Executive Officers. These agreements may only be amended with the consent of the U.S. Named Executive Officer.

Severance Benefits Other than After a Change in Control

U.S. Named Executive Officers.    Each of Messrs. Starling’s, Upchurch’s, Ottensmeyer’s, and Hancock’s employment agreement provides that in the event of termination of employment without cause for any reason other than a change in control, death, disability or retirement, such Named Executive Officer will receive one year of salary, payable in equal installments over a twelve-month period at the rate in effect immediately prior to the termination of his employment. Additionally, each is entitled to a continuation of health and life insurance costs for twelve months. After termination of employment without cause for any reason other than a change in control, death, disability or retirement, the U.S. Named Executive Officer would not be entitled to accrue or receive benefits under any other employee benefit plan under the current provisions of such plans.

As part of his employment agreement, each of the U.S. Named Executive Officers has agreed not to use or disclose any trade secrets of the Company or any of its affiliates, as applicable, after any termination of his employment. Severance payments are conditioned upon the U.S. Named Executive Officer’s waiver of any claims against the Company upon termination. In addition, each U.S. Named Executive Officer has agreed not to compete with the business of the Company in the geographic area in which the Company operates for a period of one year following the date of termination (other than in the event of a change in control, with respect to Messrs. Ottensmeyer, and Hancock). They have also agreed for a period of one year following the date of termination (other than in the event of a change in control with respect to Messrs. Ottensmeyer, and Hancock) not to (i) divert business from the Company, (ii) accept any business of any customer or prospective customer of the Company with whom the U.S. Named Executive Officer had any contact or association or who was under the U.S. Named Executive Officer’s supervision, or the identity of whom was learned by the U.S. Named Executive Officer as a result of his employment with the Company, whether or not solicited by the U.S. Named Executive Officer or (iii) induce, solicit or cause any employee of the Company to leave the employ of the Company.

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None of the U.S. Named Executive Officers is eligible to receive payments or benefits upon a voluntary termination of employment or a termination of employment for cause.

Mr. Zozaya.    For 2015, Mr. Zozaya is the only Named Executive Officer employed in Mexico. We are required under Mexican law to provide certain termination benefits to all employees employed in Mexico, including any Named Executive Officers. We have provided additional termination benefits to Mr. Zozaya, as described below, in order to remain competitive with benefits offered in the local country market, as well as to facilitate our retention and recruitment efforts.

Upon a termination of employment without cause, Mr. Zozaya is entitled under Mexican law to a severance payment equal to a minimum of ninety days’ integrated salary (consisting of base salary plus benefits), plus an additional payment equal to twenty days’ integrated salary for each year of service with KCSM. In addition and as required by Mexico law, as of December 31, 2015, Mr. Zozaya would be eligible to receive a seniority premium equal to Ps. 17,466.3 per year for each year of service for KCSM (which if converted at a conversion rate of 17.2065 Mexican pesos per U.S. dollar, the conversion rate reported by Banco de México on December 31, 2015, would equal $1,015.10 per year).

If Mr. Zozaya’s employment with KCSM is terminated, whether or not the termination was for cause, he would receive a payment equal to the value of any earned but unpaid Christmas bonus, vacation days, vacation premium, food stipend and savings plan balance. The Christmas bonus is paid on a pro rata calendar year basis, while the vacation premium is paid on an annual pro rata basis that commences on each anniversary of the employee’s seniority date. Because the food stipend is paid to Mr. Zozaya on a monthly basis, he is only eligible to receive a pro rata payment of the amount earned but not paid in the month of termination. Finally, Mr. Zozaya would receive a payment equal to the account balance of his savings plan, including all amounts contributed to the plan by the Company.

Mr. Zozaya is not eligible to receive payments upon a voluntary termination of employment or a termination of employment for cause, other than the payment of the earned but unpaid Christmas bonus, vacation premium, food stipend and savings plan balance, as each is described in the immediately preceding paragraph.

Severance Benefits Following a Change in Control

Summary of Benefits.    In the event of a termination of employment by the Company without “cause” in the case of our U.S. Named Executives Officers, or without “just cause” in the case of Mr. Zozaya, or a resignation by a U.S. Named Executive Officer for “good reason” (as defined below), or a resignation for “unjust causes” in the case of Mr. Zozaya, within a two-year period after a change in control, the executives receive the following benefits pursuant to the terms of their respective employment agreements:

Cash Severance (paid in a lump sum, less any amounts paid over 12 months as described above for a termination without cause)	• Starling: Salary x 2 x 1.75
• Upchurch: Salary x 2 x 1.60
• Ottensmeyer: Salary x 2 x 1.75 • Zozaya: Salary x 2 x 1.00 (subject to adjustment as described below)
• Hancock: Salary x 2 x 1.60
Unvested Equity Awards	• Become immediately vested.
Health and Welfare Benefits	• Medical, prescription and dental continue for all other U.S. Named Executive Officers for one year at the rate that would be charged to an active employee with similar coverage.

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Termination Provisions of Employment Agreements of U.S. Named Executive Officers

Definition of “cause” and “good reason.”    The employment agreements of Messrs. Starling, Upchurch, Ottensmeyer and Hancock generally define “cause” in the context of a termination of employment prior to a change in control to include:

•	breach of the executive’s employment agreement by the executive;

•	dishonesty involving the Company;

•	gross negligence or willful misconduct in the performance of his duties;

•	failure to substantially perform his duties and responsibilities, including willful failure to follow reasonable instructions of the Board, President or other officer to whom he reports;

•	breach of an express employment policy;

•	fraud or criminal activity;

•	embezzlement or misappropriation; or

•	breach of fiduciary duty to the Company.

The employment agreements of the U.S. Named Executive Officers generally define “cause” in the context of a termination of employment after a change in control to mean commission of a felony or a willful breach of duty, but excluding:

•	bad judgment or negligence;

•	an act or omission believed by the executive in good faith to be in or not opposed to the interest of the Company, without intent to gain a profit to which he is not entitled;

•	an act or omission with respect to which a determination could be made by the Board that the executive met the standard of conduct entitling him to indemnification by the Company; or

•	an act or omission occurring more than twelve months before the date on which any member of the Board knew or should have known about it.

The employment agreements of the U.S. Named Executive Officers generally define “good reason” in the context of a resignation by the executive after a change in control to include:

•	assignment to the executive of duties inconsistent with his position, authority or duties that result in a diminution or other material adverse change in his position, authority or duties;

•	a material change in the geographic location where he performs his services;

•	a material diminution in compensation; or

•	any other action or inaction by the Company that constitutes a material breach of the agreement.

Triggering Events.    The employment agreements of the U.S. Named Executive Officers generally provide that the following events (which we also refer to as “triggering events”) constitute a “change in control”:

•	a majority of the members of the Company’s Board is replaced during any twelve-month period with directors whose appointment or election was not endorsed by a majority of the members of the Company’s Board, in office immediately prior to the date of such appointment or election; or

•	any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) or group has acquired during a twelve- month period ending on the date of the most recent acquisition by such person or group ownership of stock of the Company possessing 30% or more of the total voting power of the outstanding stock of the Company; or

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•	any person or group has acquired ownership of stock of the Company that constitutes more than 50% of the total fair market value or total voting power of the outstanding stock of the Company; or

•	any person or group has acquired during a twelve-month period ending on the date of the most recent acquisition by such person or group assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition.

Termination Provisions of Mr. Zozaya’s Employment Agreement

Summary of Benefits.    Mr. Zozaya entered into an amendment to his employment agreement in May 2009. Pursuant to the terms of this amendment, in the event of a termination of employment by KCSM without “just cause” or a resignation by Mr. Zozaya for “unjust cause” (as defined below) within a two year period after a “change in shareholder control” (as defined below), (a) Mr. Zozaya will be eligible to receive, in addition to any other severance benefits for which he is eligible under Mexican law, a lump sum payment equal to the product of (i) the rate of his annual base salary as of the date of termination, multiplied by (ii) two and less (iii) the aggregate amount of other severance payments for which he is eligible under Mexican law, (b) any unvested or unexercisable equity awards shall become immediately vested or exercisable, as applicable, and (c) if applicable, Mr. Zozaya will have the opportunity to purchase the executive vehicle assigned to him at the time, in accordance with KCSM’s vehicle policy. In addition, KCSM will transfer the right to Mr. Zozaya to use the telephone number corresponding to the cellular telephone assigned to him by KCSM.

In addition to the above, if Mr. Zozaya’s employment with KCSM is terminated, whether or not the termination was for cause, he would receive a payment equal to the value of any earned but unpaid Christmas bonus, vacation premium, food stipend and savings plan balance as described above in the description of his severance benefits other than after a change in control.

Definition of “just cause” and “with cause.”    The employment agreement of Mr. Zozaya generally defines “just cause” or “with cause” in the context of a termination of employment following a change in shareholder control to include the rescission of employment by KCSM without liability to KCSM as provided for by the Federal Labor Law of Mexico, including termination for the commission of any criminal offense or the failure of the executive to comply with his obligations while performing his duties.

Definition of “unjust cause” or “without just cause.”    The employment agreement of Mr. Zozaya generally defines “unjust cause” or “without just cause” in the context of a resignation by him following a change in shareholder control to include any of the following events:

•	a significant reduction or other significant negative change in the responsibilities, powers or duties of the executive;

•	a reduction of the remunerations of the executive;

•	KCSM requiring the executive to perform his regular duties from any office or site located more than sixty kilometers from the place where he had performed his duties prior to receiving such order; or

•	any other action or omission on the part of KCSM that would constitute a breach of the executive’s employment agreement or a violation of the Federal Labor Law of Mexico.

Triggering Events.    Mr. Zozaya’s employment agreement generally provides that the following events (which we refer to as “triggering events”) constitute a “change in shareholder control:”

•	the majority of the members of the KCS Board of Directors are replaced during any twelve-month period with directors whose election or appointment was not submitted or resolved by the majority of the members of the KCS Board of Directors serving immediately prior to such election or appointment; or

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•	any person or group of persons has acquired during a twelve-month period ending on the date of the most recent acquisition by such person or group of ownership of stock of KCS possessing 30% or more of the total voting power of the outstanding stock of KCS; or

•	any person or group has acquired ownership of stock of KCS that constitutes more than 50% of the total fair market value or total voting power of the outstanding stock of KCS; or

•	any person or group has acquired during a twelve-month period ending on the date of the most recent acquisition by such person or group assets of KCS that have a total gross fair market value of more than 40% of the total gross fair market value of all of the assets of KCS immediately before such acquisition; or

•	any individual person or legal entity or any group of persons other than KCS or its affiliates, subsidiaries, or related entities (the “KCS Group”), directly or indirectly acquires ownership of more than 50% of the outstanding stock of KCSM; or

•	any individual person or legal entity or any group of persons other than the KCS Group acquires KCSM assets representing a gross fair market value of more than 51% of the total gross fair market price for all KCSM assets immediately prior to such acquisition; or

•	the majority of the members of the KCSM Board of Directors is replaced with board members whose appointment or election has not been approved by the entities of the KCS Group that are stockholders in KCSM.

Double-Trigger Severance Benefits

Severance benefits under the employment agreements for our Named Executive Officers do not become due only upon a change in control. Severance benefits are payable upon a termination of employment without cause or a resignation for good reason within a two-year period after a change in control. Requiring that a termination of employment without cause or a resignation for good reason after a change in control before certain compensation and benefits are available is called a “double trigger.” We believe a double trigger for severance benefits is in the best interest of our stockholders because it:

•	encourages executives to help transition through a change in control;

•	mitigates any potential disincentive for the executives when they are evaluating and/or implementing a potential change in control, particularly when the acquiring company may not require the services of our executives; and

•	protects executives from termination of employment without cause or an adverse change in position following a change in control.

Reasonableness of Change in Control Severance Payments

The post-employment termination compensation and benefits described above are required under the terms of employment agreements with the Named Executive Officers and, with respect to Mr. Zozaya, applicable Mexican law. These benefits may be amended only with the consent of the executive, or not at all in the case of benefits required under Mexican law, and in all events cannot be changed unilaterally. In 2013, the Compensation Committee asked the Compensation Consultant to perform a competitive analysis of the Company’s employment agreements with respect to the reasonableness of the change in control severance payments thereunder. The Compensation Consultant advised that the potential financial impact of change in control severance arrangements in the general marketplace was approximately 1-3% of the transaction value. Based on the results of this information and the analysis performed by the Compensation Consultant, which were presented to the Compensation Committee in February 2013, the Compensation Committee determined that the benefits included and amounts paid under these agreements, including amounts paid upon a change of control of the Company, were reasonable and not in excess of predominant market practices and were consistent with the compensation philosophy adopted by the Compensation Committee.

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Other Compensatory Plans that Provide Benefits on Retirement or Termination of Employment

Described below are the portions of our compensation plans in which the accounts of Named Executive Officers become vested as a result of (a) their retirement, death, disability or termination of employment, (b) a change in control of us, or (c) a change in the Named Executive Officer’s responsibilities following a change in control.

KCS 401(k) Plan.    Participants, including our U.S. Named Executive Officers, are fully vested in their accounts under the KCS 401(k) Plan, other than their matching contributions. Subject to certain exceptions, Company matching contributions vest as follows: 20% vesting after two years of service, 40% after three years of service, 60% after four years of service and 100% after five years of service. Vesting is accelerated in the case of retirement at age 65, death or disability or upon a change in control of us (as defined in the KCS 401(k) Plan). Distribution of benefits under the KCS 401(k) Plan will be made in connection with a participant’s death, disability, retirement or other termination of employment. Subject to certain restrictions, a participant may elect whether payment of his or her benefits will be in a lump sum or installments. Benefits are normally paid in cash. However, to the extent a participant’s accounts are invested in whole shares of our Common Stock, the participant may elect to receive distributions of benefits under the KCS 401(k) Plan in cash, whole shares of our Common Stock, or in a combination of cash and whole shares of our Common Stock.

2008 Plan.    Subject to the terms of the specific award agreements, under the 2008 Plan, the termination of affiliation of a grantee of an award by reason of death, Disability, Retirement or on account of a Change of Control (as such terms are defined in the 2008 Plan) may accelerate the ability to exercise an award.

Death or Change of Control. Upon the death, or upon the termination of affiliation on account of a Change of Control, of a grantee of an award under the 2008 Plan, unless otherwise specified in the award agreement:

(i) the grantee’s restricted shares and restricted share units, if any, that were forfeitable will become nonforfeitable,

(ii) any options or stock appreciate right (“SAR”) not exercisable at that time will become nonforfeitable and exercisable and the grantee’s personal representative or other transferee upon death may exercise such options or SARs up to the earlier of the expiration of the option or SAR term, one year after the death of the grantee, or ten years from the grant date of the award,

(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has ended will become nonforfeitable, and the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will become nonforfeitable in the amount that would be earned for such performance period if the performance goals for such performance period were met at target, and

(iv) any shares subject to a deferred stock award will become nonforfeitable.

Disability or Retirement. Upon the termination of affiliation by reason of Disability or Retirement of a grantee of an award under the 2008 Plan, unless otherwise specified in the award agreement:

(i) the grantee’s restricted shares and restricted share units, if any, that were forfeitable will become nonforfeitable in a number determined by multiplying the total number of restricted shares and restricted share units by a fraction, the numerator of which is the number of twelve-month periods of employment commencing on the grant date that have been completed by the grantee, and the denominator of which is the total number of twelve-month periods in the period of restriction,

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(ii) any options or SARs not exercisable at that time will become nonforfeitable and exercisable and the grantee or the grantee’s legal representative (or the grantee’s transferee upon the death of the grantee) may exercise such options or SARs up to the earliest of the expiration of the option or SAR term, one year following the grantee’s termination of affiliation by reason of Disability, five years following the grantee’s termination of affiliation by reason of Retirement (for options granted prior to February 2015) or 10 years from the grant date of the award,

(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has ended will become nonforfeitable, and the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will be forfeited, and

(iv) any shares subject to a deferred stock award will become nonforfeitable.

Other Termination of Affiliation. Upon the termination of affiliation of a grantee of an award under the 2008 Plan for any reason other than death, Disability, Retirement, or on account of a Change of Control, then, unless otherwise specified in the award agreement:

(i) the grantee’s restricted shares and restricted share units, if any, that were forfeitable on the date of the grantee’s termination of affiliation, are forfeited on that date;

(ii) any options or SARs not exercisable at that time will be forfeited, and any options or SARs that are vested and exercisable or become exercisable at that time may be exercised by the grantee up to the earlier of the expiration of the option or SAR term, three months following the grantee’s termination of affiliation, or ten years from the grant date of the award; provided, however, that if termination of affiliation is for Cause (as defined in the 2008 Plan), then any unexercised options or SARs will be forfeited;

(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has ended but which are not vested will be forfeited, and the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will be forfeited; and

(iv) any nonvested shares subject to a deferred stock award will be forfeited.

1991 Plan.    Subject to the terms of the specific award agreements, under the 1991 Plan, the death or disability, retirement or other Termination of Affiliation (as such terms are defined in the 1991 Plan) of a grantee of an award or a Change of Control (as defined in the 1991 Plan) may accelerate the ability to exercise an award, as described below.

Death, Disability or Retirement. Upon the death, disability or retirement of a grantee of an award under the 1991 Plan,

(i) the grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable unless otherwise provided in the specific award agreement,

(ii) any options or SARs not exercisable at that time become exercisable and the grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options or SARs up to the earlier of (A) the expiration of the option or SAR term or (B) 12 months from the date of death or disability or five years from the date of retirement, and

(iii) the benefits payable with respect to any performance share or performance unit for which the performance period has not ended will be determined based upon a formula described in the 1991 Plan or the applicable award agreement.

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Change of Control. Upon a Change of Control (as defined in the 1991 Plan);

(i) a grantee’s restricted shares, if any, that were forfeitable become nonforfeitable;

(ii) any options or SARs not exercisable at that time become immediately exercisable;

(iii) we will pay to the grantee, for any performance share or performance unit for which the performance period has not ended as of the date of the Change of Control, a cash payment based on a formula described in the 1991 Plan or the applicable award agreement, and

(iv) all SARs (which may be granted in tandem with options awarded under the 1991 Plan) are automatically exercised upon a Change of Control that is not approved by our Incumbent Board (as such terms are defined in the 1991 Plan). Upon exercise of an SAR, the grantee may receive a cash payment based upon the difference between the fair market value on the date of the Change of Control or other specified date and the per share exercise price of the related option and the related option is canceled.

Termination of Affiliation. If a grantee has a Termination of Affiliation (as defined in the 1991 Plan) for any reason other than for Cause (as defined in the 1991 Plan), death, disability or retirement, then

(i) the grantee’s restricted shares, if any, to the extent forfeitable on the date of the grantee’s Termination of Affiliation, are forfeited on that date;

(ii) any unexercised options or SARs, to the extent exercisable immediately before the grantee’s Termination of Affiliation, may be exercised in whole or in part, up to the earlier of the expiration of the option or SAR term or three months after the Termination of Affiliation; and

(iii) any performance shares or performance units for which the performance period has not ended as of the Termination of Affiliation will terminate immediately upon that date.

Certain Award Agreements under 2008 Plan. Certain award agreements provide for alternate termination provisions than those provided for in the 2008 Plan.

•	Restricted Shares Award Agreements for newly hired or promoted executives provide that if there is a termination of affiliation by reason of retirement prior to vesting, then for every consecutive twelve-month period of employment completed during the period beginning on the grant date and ending on the date of termination of affiliation by reason of retirement, 1/5 of the number of restricted shares will vest and no longer be subject to restriction.

•	Restricted Shares and Performance Shares Award Agreements for the 2013 LTI Program and 2014 LTI Program provide that the restricted shares will vest and no longer be subject to restrictions upon a termination of affiliation by reason of a disability prior to vesting. Additionally, for the performance shares, if there is a termination of affiliation due to a disability prior to vesting, then upon such termination of affiliation the executive will be deemed to have earned a number of shares determined as if the Performance Goals were at target. Also, for the performance shares, if there is a termination of affiliation prior to vesting due to retirement, a portion of the performance shares will be forfeited where the forfeited portion shall equal the number of performance shares times a fraction, the numerator of which is the total number of remaining whole months in the performance period and the denominator of which is thirty-six months. The portion of performance shares not forfeited pursuant to the foregoing shall be earned based on the applicable performance percentage achieved and shall be paid on the later of the vesting date or the date the results are certified.

•	Restricted Shares Award Agreements used for our Executive Plan provide that restricted shares will no longer be subject to restrictions upon a termination of affiliation due to retirement prior to vesting.

•	Restricted Shares and Stock Option Award Agreements generally provide that all awards become fully vested or exercisable upon a Change of Control.

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Trusts Securing the Rights of the Officers, Directors, Employees and Former Employees

We have established a series of grantor trusts (commonly referred to as “rabbi” trusts) that are intended to secure the rights of our officers, directors, employees, former employees and others (each a “Beneficiary”) under various contracts, benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from us and, following a change in control of the Company (as defined by the trust), if we fail to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary’s trust account, or in the general trust account, to discharge such obligations as they become due, to the extent of available trust assets. The trusts require that we be solvent as a condition to making distributions. Trusts have been established with respect to the employment continuation commitments under employment agreements, the Executive Plan, the Directors’ Deferred Fee Plan, indemnification agreements, the 1991 Plan, the 2008 Plan and our charitable contribution commitments, among others. New trusts were executed on February 24, 2011. The new trusts are revocable by the Board of Directors until a change in control of the Company. KCSR has established similar trusts tied to any failure by KCSR to honor its obligations to beneficiaries following a change in control of KCSR.

Tables Summarizing Payments Upon Employment Termination

The following tables summarize the estimated payments that would be made under each contract, agreement, plan or arrangement which provides for payments to a Named Executive Officer at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or dismissal or resignation for good reason following a change in control. None of our Named Executive Officers are eligible to receive payments upon a voluntary resignation or a termination for cause (as defined above), except that because Mr. Starling meets the definition of “retirement” under the 1991 Plan and the 2008 Plan in that each is over 55 years old and has over ten years of service to KCS, he has restricted stock that is non-forfeitable and would be payable upon a voluntary resignation. In accordance with SEC regulations, we do not report any amount to be provided under any arrangement which does not discriminate in scope, terms or operation in favor of our Named Executive Officers and which is available generally to all salaried employees in the United States or Mexico, as applicable. The following tables do not repeat information provided in the Summary Compensation Table or the Outstanding Equity Awards at Year-End Table, except to the extent the amount payable would be enhanced by the termination event.

For purposes of the quantitative disclosure in the following tables, and in accordance with SEC regulations, we have assumed that the termination took place on December 31, 2015, the last trading day in 2015, and that the price per share of our Common Stock was $74.67, the closing market price on that date.

	David L. Starling
Benefit	Death		Disability		Retirement		Change in Control		Without Cause or Good Reason
Cash Severance		$—		$—		$—		$3,150,000		$900,000

Equity (Intrinsic Value)
Unvested Restricted Stock		$758,050		$758,050		$—		$758,050		$—
Unvested Performance Shares		$4,569,207		$4,569,207		$1,589,276		$4,569,207		$—
Unexercisable Options		$—		$—		$—		$—		$—
Unvested KCS 401(k) Plan Contributions		$—		$—		$—		$—		$—

Total		$5,327,257		$5,327,257		$1,589,276		$5,327,257		$—

Other Benefits
Health & Welfare (Present Value)		$—		$—		$—		$7,999		$7,999
Tax Gross-Ups	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A

Total		$—		$—		$—		$7,999		$7,999

Total		$5,327,257		$5,327,257		$1,589,276		$8,485,256		$907,999

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	Michael W. Upchurch
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$1,426,245	$445,701

Equity (Intrinsic Value)
Unvested Restricted Stock	$380,668	$380,668	$—	$380,668	$—
Unvested Performance Shares	$652,989	$652,989	$—	$652,989	$—
Unexercisable Options	$—	$—	$—	$—	$—
Unvested KCS 401(k) Plan Contributions	$—	$—	$—	$—	$—

Total	$1,033,657	$1,033,657	$—	$1,033,657	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$12,630	$12,630
Tax Gross-Ups	$—	$—	$—	$—	$—

Total	$—	$—	$—	$12,630	$12,630

Total	$1,033,657	$1,033,657	$—	$2,472,532	$458,331

	Patrick J. Ottensmeyer
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$2,100,000	$600,000

Equity (Intrinsic Value)
Unvested Restricted Stock	$1,180,010	$1,180,010	$—	$1,180,010	$—
Unvested Performance Shares	$753,047	$753,047	$—	$753,047	$—
Unexercisable Options	$—	$—	$—	$—	$—
Unvested KCS 401(k) Plan Contributions	$—	$—	$—	$—	$—

Total	$1,933,057	$1,933,057	$—	$1,933,057	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$4,210	$4,210
Tax Gross-Ups	$—	$—	$—	$—	$—

Total	$—	$—	$—	$4,210	$4,210

Total	$1,933,057	$1,933,057	$—	$4,037,267	$604,210

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	Jose G. Zozaya(a)
Benefit	Death	Disability		Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—		$37,114	$37,114	$728,518	$728,518

Equity (Intrinsic Value)
Unvested Restricted Stock	$326,532		$326,532	$—	$326,532	$—
Unvested Performance Shares	$652,989		$652,989	$—	$652,989	$—
Unexercisable Options	$—		$—	$—	$—	$—
Unvested KCS 401(k) Plan Contributions	$—		$—	$—	$—	$—

Total	$979,521		$979,521	$—	$979,521	$—

Other Benefits
Health & Welfare (Present Value)	$—		$—	$—	$—	$—
Tax Gross-Ups	N/A	$	N/A	N/A	N/A	N/A

Total	$—		$—	$—	$—	$—

Total	$979,521		$1,016,635	$37,114	$1,708,039	$728,518

(a)	Cash severance payments to Mr. Zozaya are paid in Mexican pesos. All cash severance amounts were converted from Mexican pesos at a conversion rate of $17.2065 Mexican pesos per U.S. dollar, the conversion rate reported by Banco de México on December 31, 2015.

	Brian D. Hancock
Benefit	Death	Disability	Retirement	Change in Control	Without Cause or Good Reason
Cash Severance	$—	$—	$—	$1,280,000	$400,000

Equity (Intrinsic Value)
Unvested Restricted Stock	$746,700	$746,700	$—	$746,700	$—
Unvested Performance Shares	$—	$—	$—	$—	$—
Unexercisable Options	$—	$—	$—	$—	$—
Unvested KCS 401(k) Plan Contributions	$—	$—	$—	$—	$—

Total	$746,700	$746,700	$—	$746,700	$—

Other Benefits
Health & Welfare (Present Value)	$—	$—	$—	$12,630	$12,630
Tax Gross-Ups	$—	$—	$—	$—	$—

Total	$—	$—	$—	$12,630	$12,630

Total	$746,700	$746,700	$—	$2,039,330	$412,630

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Director Compensation

This section describes the compensation paid to our directors. Only directors who are not members of management receive compensation for service as a director. David L. Starling, our CEO, serves on our Board, but is not paid any compensation for his service on the Board. His compensation as an executive is described in the Summary Compensation Table included in this Proxy Statement.

Director Fees

Director Compensation Practices

The Compensation Committee recommends each component of director compensation to the Board. The Compensation Committee seeks to recommend competitive compensation packages that include both cash and stock components. The Board does not delegate its authority for determining director compensation to any other person.

In recommending director compensation, the Compensation Committee may consider, and determine the weight it will give to, any combination of the following:

•	market competition for directors;

•	securities law and NYSE independence, expertise and qualification requirements;

•	director compensation provided by peer group companies selected by the Compensation Committee with the assistance of the Compensation Consultant;

•	directors’ duties and responsibilities; and

•	director retention.

Director Compensation Program

Under the current director compensation program (the “Director Compensation Program”), each non-management director receives the following compensation for his or her service as a member of the Board:

Annual Retainers for Board and Committee Membership

Type	Amount
Annual Board retainer	$50,000
Chair of the Board retainer	$60,000
Audit Committee Chair	$10,000
Compensation Committee Chair	$7,000
Executive Committee Chair	$15,000
Finance Committee Chair	$7,000
Nominating Committee Chair	$7,000
Audit Committee Membership	$5,000

Fees per Meeting Attended

Type	Amount
Board (in person meeting)	$4,000
Board (telephonic meeting)	$3,000
Committee (in person meeting)	$2,000
Committee (telephonic meeting)	$1,500

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Director Stock Awards

Under the Director Compensation Program, each non-management director is awarded a grant of Common Stock under the 2008 Plan on the date of each annual meeting, which vests immediately. The grant is for a number of shares equal to approximately $90,000 in value. Following the 2015 annual meeting of stockholders, each director was awarded 890 shares of Common Stock calculated using an average closing price of $101.07 per share.

Director Stock Ownership Guidelines

The Board has adopted stock ownership guidelines for directors that require each director to beneficially own shares of our Common Stock with a fair market value equal to at least five times the base annual retainer for serving as a Board member (currently 5 x $50,000 = $250,000). Restricted stock granted to directors will count toward this requirement. Directors must achieve this ownership level within five years from the date of their election to the Board. All of the directors currently meet this stock ownership requirement.

Director Expense Reimbursement

In addition to compensating the directors as discussed above, we also reimburse the directors for their expenses in attending Board and Committee meetings.

Directors’ Fee Deferral Plans

Directors are permitted to defer receipt of directors’ cash fees and retainers under an unfunded Directors’ Deferred Fee Plan (which we refer to as the “Deferred Fee Plan”) adopted by the Board. Earnings on deferred fees and earnings credited to the director’s account are determined by the hypothetical “investment” of deferred fees based on the director’s election among investment options designated by us from time to time for the Deferred Fee Plan. An underlying investment rate determined from time to time by the Board (currently the rate on United States Treasury securities with a maturity of 10 years plus one percentage point, adjusted annually on July 1) is used to credit with interest any part of a director’s account for which a mutual fund has not been designated as the hypothetical “investment.” A director’s account value will be paid after the director ceases to be a director of KCS. Amounts deferred, including related earnings, will be paid either in installments or a lump sum, as elected by the director. Distributions under the Deferred Fee Plan are allowed prior to cessation as a director in certain instances as approved by the Board. The Board may designate a plan administrator, but in the absence of such designation, the Corporate Secretary of KCS will administer the Deferred Fee Plan. Mr. McDonnell participated in the Deferred Fee Plan during 2015.

In 2011, the Board adopted the Director Deferred Stock Program (the “Deferred Stock Program”). Under the Deferred Stock Program, cash retainers paid each year may be deferred into shares of KCS common stock. Meeting fees are not eligible for the Deferred Stock Program. Directors may defer a percentage or a specific dollar amount into KCS common stock. The number of shares granted under the Deferred Stock Program will be equal to (a) the aggregate value of annual cash retainers elected to be deferred, divided by (b) the fair market value per share on the grant date. The stock is 100% vested, but has no voting rights. Dividend equivalents (if any) will also be credited to the KCS deferred stock account. Directors may elect the date that distribution of the deferred shares occurs. They may also choose to receive payment in either lump sum or installments (up to 5 years). Payment will be accelerated in the event of a change in control of KCS or the director’s death. Mr. Druten participated in the Deferred Stock Program during 2015.

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2015 Director Compensation

The following table shows the compensation paid to our directors in 2015.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(5)	Total ($)
Lu M. Córdova	$102,500		$90,922	$0	$8,102	$201,524
Henry R. Davis	$91,500		$90,922	$0	$41	$182,463
Robert J. Druten	$166,500	(3)	$90,922	$0	$30,067	$287,489
Terrence P. Dunn	$90,000		$90,922	$0	$30,067	$210,989
Antonio O. Garza, Jr.	$79,500		$90,922	$0	$51,102	$221,524
Michael R. Haverty(6)	$7,000		$0	$0	$30,017	$37,017
Thomas A. McDonnell	$100,500	(4)	$90,922	$0	$30,067	$221,489
Rodney E. Slater	$88,500		$90,922	$0	$102	$179,524

(1)	This column presents the aggregate grant date fair value of stock awards made in 2015 computed in accordance with FASB ASC Topic 718. The shares were awarded under our 2008 Plan. Each director received a grant of 890 shares of Common Stock on the date of the 2015 Annual Meeting of Stockholders.
(2)	No options were granted to any director in or for 2015.
(3)	Mr. Druten deferred receipt of $125,000 pursuant to the Directors Deferred Stock Program. He accrued 1,230 deferred shares as a result of this deferral and receives dividend equivalents on such deferred shares.
(4)	Mr. McDonnell deferred receipt of $100,500 pursuant to the Directors Deferred Fee Plan.
(5)	All Other Compensation for directors consists of:

Name	Group Term Life Premiums	AD&D Premiums	Charitable Matching Gifts(a)	Other		Total
Lu M. Córdova	$84	$18	$8,000	$0		$8,102
Henry R. Davis	$34	$7	$0	$0		$41
Robert J. Druten	$55	$12	$30,000	$0		$30,067
Terrence P. Dunn	$55	$12	$30,000	$0		$30,067
Antonio O. Garza, Jr.	$84	$18	$15,000	$36,000	(b)	$51,102
Michael R. Haverty	$14	$3	$30,000	$0		$30,017
Thomas A. McDonnell	$55	$12	$30,000	$0		$30,067
Rodney E. Slater	$84	$18	$0	$0		$102
(a)	We provide a two-for-one Company match of eligible charitable contributions made by our directors. The maximum amount of contributions we will match in any calendar year for any director is $15,000. Of this $15,000 maximum, only half may be contributed to one organization.
(b)	“Other” for Mr. Garza consists of director fees paid by the Company’s wholly owned subsidiary, Kansas City Southern de Mexico, S.A. de C.V., for serving as Chairman of its board of directors.
(6)	Mr. Haverty’s term as a director ended at the 2015 annual meeting of stockholders.

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Certain Transactions

The Board of Directors is empowered to review, approve and ratify any transactions between the Company and “related persons,” as that term is defined by Item 404 of Regulation S-K. The charter of the Nominating Committee contains procedures for the review of related person transactions and the reporting of such transactions by the Nominating Committee to the full Board of Directors for approval or ratification. These transactions, which include any financial transaction, arrangement or relationship or any series of similar transactions, are reviewed for approval or ratification for any transaction between the Company and its directors, director nominees, executive officers, greater than five percent beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single fiscal year. The Nominating Committee has directed the Corporate Secretary to review on behalf of the Nominating Committee responses to annual director and officer questionnaires to determine whether any related person has, or has had, a direct or indirect material interest in any transaction with the Company or its subsidiaries, other than the receipt of ordinary director or officer compensation in the last fiscal year. The charter of the Audit Committee contains procedures designed to ensure that any related person transactions that are ratified or approved by the Nominating Committee are properly reported by the Company in its financial statements and SEC filings.

The policy outlined in the Nominating Committee Charter provides that the Nominating Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Nominating Committee takes into account, among other factors it deems appropriate:

•	the significance of the transaction to the Company;

•	the best interests of the Company’s stockholders;

•	the materiality of the transaction to the related person;

•	whether the transaction is significantly likely to impair any judgments an executive officer or director would make on behalf of the Company;

•	the Company’s Code of Business Conduct and Ethics;

•	whether a related person serves on the Compensation Committee and if so, whether such continued service is appropriate in accordance with the Compensation Committee charter; and

•	whether the terms of the transaction are more favorable to the Company than would be available from an unrelated third party.

There were no related party transactions in 2015.

Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and certain other officers and persons who own more than 10 percent of our Common Stock or Preferred Stock (collectively “Reporting Persons”), to file reports of their ownership of such stock and changes in such ownership with the SEC, the NYSE and KCS (the “Section 16 Reports”). Based solely on a review of the Section 16 Reports for 2014 and any amendments thereto furnished to us and written representations from certain of the Reporting Persons, we believe no Reporting Person was late in filing such Section 16 Reports for fiscal year 2015.

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Report of Audit Committee

In accordance with the Audit Committee’s written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2015.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon. Our responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

We have discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees.

We discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. We met with the independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the registered public accounting firm its independence from management.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the consolidated financial statements referred to above be included in the Company’s annual report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

The Audit Committee

Thomas A. McDonnell, Chairman

Lu M. Córdova

Terrence P. Dunn

This Audit Committee Report is not deemed “soliciting material”

and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

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Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) served as our independent registered public accounting firm for the year ended December 31, 2015. KPMG performed professional services in connection with the audit of our consolidated financial statements we filed with the SEC under the Exchange Act and registration statements we filed with the SEC under the Securities Act of 1933, as amended. KPMG also audited the Company’s internal control over financial reporting as of December 31, 2015 and issued an attestation report.

Independent Registered Public Accounting Firm Fees

The following table presents the total fees for professional audit services and other services rendered by KPMG, the independent registered public accounting firm to KCS, for the years ended December 31, 2015 and 2014 (in thousands).

	Year Ended December 31,
	2015	2014
Audit fees(1)	$2,369.9	$2,252.7
Audit-related fees(2)	80.0	80.0
Tax fees(3)	28.5	30.2

Total	$2,478.4	$2,362.9

(1)	Audit Fees principally include fees for the audit of our consolidated financial statements and internal control over financial reporting (integrated audit), the audit of the consolidated financial statements of our wholly-owned subsidiary KCSM, the review of our consolidated financial statements included in our Form 10-Q filings, comfort letters and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees principally include fees for other attestation services.
(3)	Tax Fees consist of tax compliance services.

Pre-Approval Policy

The Audit Committee must pre-approve the engagement of the independent registered public accounting firm to audit our consolidated financial statements.

The Audit Committee’s pre-approval policies and procedures, as described in its charter, provide that the Audit Committee will approve all fees for audit and non-audit services prior to engagement. The Chair of the Audit Committee is authorized to pre-approve any audit and non-audit services on behalf of the Audit Committee, provided that such decisions are provided to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all services provided by KPMG for 2015.

Selection of KPMG as our Independent Registered Public Accounting Firm for 2016

The Audit Committee has selected KPMG as our independent registered public accounting firm to audit our 2016 consolidated financial statements and provide an attestation report on the effectiveness of our internal control over financial reporting as of December 31, 2016.

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Stockholder Proposals for 2017 Annual Meeting

Our Bylaws set forth the advance notice requirements that stockholders must follow in order to either make a director nomination or bring any other business at any annual or special meeting of the stockholders, and explicitly provide that the procedure provided in the Bylaws is the exclusive means for a stockholder to make such nominations or proposals (other than proposals submitted for inclusion in the proxy statement governed by Rule 14a-8 of the Exchange Act). The Bylaws provide that to be properly brought before a meeting, a proposal must be brought (i) pursuant to our proxy materials with respect to such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by a stockholder who (A) was a stockholder of record both at the time of giving of notice for the meeting and at the time of the meeting and is entitled to vote at the meeting and (B) has timely complied in proper written form with the procedures set forth in the Bylaws. In addition, the Bylaws (A) expand the required disclosure regarding stockholders making proposals or nominations to include, among other things, disclosure of all ownership interests, class and number of shares owned, hedges, derivative and or short positions, hedging or other transactions, profit interests, options, any voting or dividend rights with respect to any shares of securities of the Company, any material interests of the stockholder (and beneficial owner, if any) in the nomination or proposal, and any other information that would be required in a solicitation of proxies for the nomination or proposal, and (B) require a stockholder nominating a person for election as a director to include in the advance notice certain biographical information about each such nominee, a fully completed Director’s Questionnaire on the form supplied by the Company, a written representation of such nominee as to any voting commitments or related transactions, and an agreement by such nominee to comply with the Company’s corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

If a holder of our Common Stock wishes to present a proposal for inclusion in our proxy statement for next year’s annual meeting of stockholders, the proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof, as well as our Bylaws. Any such proposal should be sent to our Corporate Secretary at P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by express delivery to 427 West 12th Street, Kansas City, Missouri 64105) and must be received no later than December 6, 2016.

Director Nominations

Any stockholder who meets the requirements set forth in our Bylaws may submit a director nomination for consideration by the Nominating Committee by complying with the requirements of this section, including: (i) the stockholder must be a record owner both at the time of giving notice for the meeting and at the meeting and entitled to vote at the meeting; (ii) the stockholder must deliver a timely written nomination notice to the office of our Corporate Secretary, providing the information required by this section; and (iii) the nominee must meet the minimum qualifications for directors established by the Board.

With respect to stockholder nominations of candidates for our Board of Directors, our Bylaws provide that not less than 60 days nor more than 90 days prior to the first anniversary date of the preceding year’s annual meeting any stockholder who intends to make a nomination at the current year’s annual meeting shall deliver a notice in writing (the “Stockholder’s Notice”) to our Corporate Secretary setting forth, as to each person whom the stockholder proposes to nominate (i) all information relating to such person required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to applicable rules of the SEC or the NYSE; (ii) the nominee’s written consent to be named in the Proxy Statement, to serve as a director and to comply with our rules, guidelines and policies applicable to directors; (iii) the name, age and business and residence address of the nominee; (iv) the principal occupation or employment of the nominee; (v) the class and number of shares of KCS which are owned beneficially and of record by the nominee and stockholder; (vi) description of any hedging or other transaction entered into by the nominee with respect to our securities; (vii) a description of all arrangements between the stockholder and nominee pursuant to which the nominations are to be made by the stockholder; (viii) a fully completed Director’s Questionnaire on the form supplied by us, executed by the

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nominee; (ix) such other information as required by our Bylaws; and (x) such other information as the Nominating Committee reasonably deems relevant, to be provided within such time limits as reasonably imposed by the Nominating Committee or required by applicable law; provided, however, that if an annual meeting is to be held more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to the annual meeting and not later than the later of (a) the 60th day prior to such annual meeting or (b) the tenth day following the day on which public announcement of the date of the annual meeting was first made by us. Public announcement is disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document filed by us with the SEC. Proposals to nominate directors to be timely for the 2017 annual meeting must be received at our principal executive offices no earlier than February 4, 2017 and no later than March 6, 2017.

The qualifications for membership on the Board of Directors are described above in the “Director Qualifications, Qualities and Skills.”

No nominee from a stockholder will be considered who was previously submitted for election to the Board of Directors and who failed to receive at least 25% of the votes cast at such election, until a period of three years has passed from the date of such election.

We recently adopted a proxy access right in our Bylaws to permit a stockholder, or a group of not more than 20 stockholders, owning continuously for at least three years shares representing at least 3% of the aggregate voting power of our Voting Stock to nominate and include in our proxy materials director nominees constituting up to the greater of two members or 20% of our Board, provided the stockholder(s) and nominee(s) satisfy the requirements in our Bylaws. If you wish to exercise your proxy access right to nominate a director(s), you must:

•	Notify our Corporate Secretary no earlier than the close of business on November 6, 2016 or later than the close of business on December 6, 2016.

•	Include in your notice the specific information required by our Bylaws and otherwise comply with our Bylaws and applicable law.

A copy of our Bylaws is available at www.kcsouthern.com or we will send you one without charge upon request.

Matters Other than Director Nominations

In addition to any other applicable requirements, for a proposal other than director nominations (other than a proposal requested to be included in the Proxy Statement, as noted above) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Corporate Secretary. To be timely, such Stockholder’s Notice must be delivered to or mailed and received at our principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that if an annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, to be timely, the Stockholder’s Notice must be so received no earlier than the 90th day prior to such annual meeting and not later than the later of (i) the 60th day prior to such annual meeting or (ii) the tenth day following the day on which a public announcement of the date of the annual meeting was first made. A Stockholder’s Notice to our Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held, (iv) description of any hedging or other transactions, proxies or contracts entered into pursuant to which the stockholder has a right to vote any of our securities, rights to dividends, performance-related fees that the stockholder is entitled based on any change in the value of our shares,

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(v) a statement regarding whether the stockholder will deliver a proxy statement or form of proxy, (vi) any material interest of the stockholder in such business, and (vii) such other information as required by our Bylaws. Proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2017 annual meeting must be received at our principal executive offices no earlier than February 4, 2017 and no later than March 6, 2017.

By Order of the Board of Directors,

Adam J. Godderz

Vice President

and Corporate Secretary

Kansas City, Missouri

April 5, 2016

Our Annual Report includes our Annual Report on Form 10-K for the year ended December 31, 2015 (without exhibits) as filed with the SEC. We will furnish without charge upon written request a copy of our Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. We will furnish copies of such exhibits upon written request therefor and payment of our reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to our Corporate Secretary, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by express delivery to 427 West 12th Street, Kansas City, Missouri 64105), (888) 800-3690. Our Annual Report on Form 10-K for the year ended December 31, 2015 is also available free of charge on our website at www.kcsouthern.com. Through our website, we make available, free of charge, Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2015 with exhibits, as well as other filings by us with the SEC, are also available through the SEC’s Internet site at www.sec.gov. In addition, our corporate governance guidelines, ethics and legal compliance policy, and the charters of our Audit Committee, Finance Committee, Nominating Committee and Compensation Committee are available on our website. These guidelines and charters are available in print to any stockholder who requests them. Written requests may be made to our Corporate Secretary, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by express delivery to 427 West 12th Street, Kansas City, Missouri 64105).

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EXHIBIT A

KANSAS CITY SOUTHERN ANNUAL INCENTIVE PLAN

(As Amended and Restated Effective March 10, 2016)

1. PURPOSE.    The purpose of the Plan is to provide Eligible Employees of the Employer with annual incentive compensation based on the level of achievement of financial and other performance criteria. The Plan is intended to focus the interests of these employees on the key measures of the Company’s success and to reward these employees for the Company’s achievement of those key measures of the Company’s success. This Plan is intended to be a performance-based plan for purposes of Section 162(m) of the Code.

2. DEFINITIONS.    As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Award” shall mean a cash payment for a Performance Year payable to a Participant on account of his or her participation in the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including applicable regulations and rulings thereunder and any successor provisions thereto.

(d) “Committee” shall mean the Compensation and Organization Committee of the Board (or any successor committee).

(e) “Company” shall mean Kansas City Southern, and any successor thereto which adopts the Plan.

(f) “Covered Employee” shall mean an employee described in Section 162(m)(3) of the Code.

(g) “Disability” shall mean a disability as determined under the Employer’s applicable long-term disability program.

(h) “Eligible Earnings” shall include base earnings and certain pay differentials for time worked in an eligible position during the Performance Year.

(i) “Eligible Employee” shall mean an individual who is employed by the Employer who is not represented by a union or other collective bargaining organization.

(j) “Employer” shall mean the Company and any affiliate of the Company that elects to participate and be an Employer under the Plan with the consent of the Company.

(k) “Maximum Award” shall mean an Award level that may be paid if the maximum level of the Performance Goal(s) is achieved in the Performance Year. The Maximum Award is the lesser of $3,000,000 or 200% of a Participant’s Target Award.

(l) “Participant” shall mean, with respect to any Performance Year, any Eligible Employee who is selected to participate in the Plan in accordance with Section 3 of the Plan.

(m) “Performance Goal” shall mean the pre-established performance goal(s) established under the Plan for each Performance Year as described in Section 4 of the Plan.

(n) “Performance Measures” shall mean one or more of the following criteria on which Performance Goals may be based:

(i)	Earnings (either in the aggregate or on a per-share basis);

(ii)	Net income (before or after taxes);

(iii)	Operating income;

(iv)	Cash flow;

(v)	Return measures (including return on assets, equity, or sales);

(vi)	Earnings before or after any, or any combination of, taxes, interest or depreciation and amortization;

(vii)	Gross revenues;

(viii) Share price (including growth measures and stockholder return or attainment by the Company’s common stock of a specified value for a specified period of time);

(ix)	Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

(x)	Net economic value;

(xi)	Market share;

(xii)	Operating profit;

(xiii)	Costs;

(xiv)	Operating and maintenance cost management and employee productivity;

(xv)	Stockholder returns (including return on assets, investments, equity, or gross sales);

(xvi)	Economic value added;

(xvii)	Aggregate product unit and pricing targets;

(xviii) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xix)	Achievement of business or operational goals such as market share and/or business development;

(xx)	Results of customer satisfaction surveys;

(xxi)	Safety record;

(xxii)	Network and service reliability;

(xxiii)	Debt ratings, debt leverage and debt service; and/or

(xxiv)	Operating ratio;

provided, that, with respect to any Eligible Employee who is not a Covered Employee, the Committee shall have the authority to use Performance Measures other than those herein specified (including individual performance criteria) as it deems appropriate in its sole discretion.

(o) “Performance Year” shall mean the calendar year of the Company.

(p) “Plan” shall mean the Kansas City Southern Annual Incentive Plan, as set forth herein, as from time to time amended.

(q) “Qualified Performance-Based Award” shall mean an Award to a Covered Employee that is intended to meet the qualified performance-based compensation exception contained in Section 162(m)(4)(C) of the Code.

(r) “Retirement” shall mean an Employee’s separation of employment from the Company with an immediate eligibility to receive a retirement annuity per the provisions of the Railroad Retirement Board.

(s) “Target Award” shall mean an Award level that may be paid if the target level of the Performance Goal(s) is achieved in the Performance Year.

(t) “Threshold Award” shall mean an Award level that may be paid if the threshold level of the Performance Goal(s) is achieved in the Performance Year.

3. ELIGIBILITY and PARTICIPATION. A Participant must be employed by the Employer on the last business day of the Performance Year in order to be eligible to receive an Award, except in the cases of Retirement, death or Disability.

4. DETERMINATION OF AWARDS.

(a) Establishment of Performance Goal(s) and Awards.    The Company shall establish objective Performance Goals for each Award after the beginning of each Performance Year subject to the approval of the Committee. The Performance Goals may be based upon the performance of the Company, the Employer, or any operating unit level, division or function thereof, and may be applied either alone or relative to the performance of other businesses or individuals (including industry or general market indices), based on one or more of the Performance Measures. Performance Goals may be expressed as whole dollar amounts, percentages or growth rates. Performance Goals will be determined each year by the senior management of the Company, with consultation from other third party sources, and are subject to the approval of the Committee.

The Company shall also establish, subject to the approval of the Committee, the Threshold Award, Target Award and Maximum Award payable to the Participant if the Performance Goal(s) is achieved. Threshold Awards, Target Awards and Maximum Awards will be expressed as a percentage of a Participant’s Eligible Earnings and correspond to the Participant’s designated Award level. No Award will be made under a Performance Measure if results are below the threshold level.

(b) Payment of Awards.    The payment of any Award shall be subject to achievement of the applicable Performance Goals and certification by senior management of the Company to the degree to which each of the Performance Goals have been attained. The Committee will consider such certification in its determination hereunder of whether an Award shall be paid and at what level. If a Participant’s Target Award level changes during a Performance Year, the amount of the Participant’s Award will be computed in proportion to his or her Award level that applied to such Participant each day during such Performance Year.

(c) Adjustments to Awards.    Subject to the limitations under Section 6, the Committee may, in its discretion, modify the amount of any Award based on such criteria as it shall determine, including, but not limited to, financial results, individual performance, safety performance, business unit and site accomplishments, and other factors tied to the success of the Company or any of its business units. There is no obligation of uniformity of treatment of Participants under the Plan.

(d) Profit Sharing Adjustment.    If, under statutory law, a Participant is entitled to a profit sharing payment from the Employer for a calendar year that coincides with a Performance Year, then the Award amount otherwise payable to the Participant hereunder shall be reduced by an amount equal to such statutory profit sharing amount payable to the Participant. If applicable, for purposes of calculating such reduction, the statutory profit sharing amount shall be converted to U.S. dollars in accordance with procedures established hereunder.

5. PAYMENT OF AWARDS.

(a) Time of Payment. An Award shall be paid to a Participant in cash after the Committee has certified in writing that the Performance Goal(s) for the Performance Year have been achieved but in no event later than the 15th day of the third month following the end of such Performance Year. Notwithstanding the foregoing, an Award with respect to a Performance Year to be paid to a Participant that is not subject to income taxation under the laws of the United States, may be paid later than the 15th day of the third month following the end of such Performance Year, but shall not in any event be paid later than the 30th day of the fourth month following the end of such Performance Year. Awards payable to other Participants who have had a termination of employment on account of Retirement, death or Disability during the Performance Year shall be payable in accordance with Section 3(b) of the Plan and at the same time other Participants receive Awards under the Plan. If the Participant dies prior to receiving payment of an Award, any Award payable under the Plan to such Participant shall be paid to the Participant’s surviving spouse (if married) or estate (if unmarried).

(b) Withholding.    Awards are subject to withholding for applicable federal, state and local taxes.

6. COMPLIANCE WITH SECTION 162(M) OF THE CODE.

(a) Purpose.    The purpose of Section 6 of the Plan is to provide the Committee the ability to grant Qualified Performance-Based Awards to Covered Employees, in accordance with Section 162(m)(4)(C) of the Code. This Section 6 of the Plan shall apply only to Qualified Performance-Based Awards granted to Covered Employees and shall supersede any other provision of such Award or this Plan that is inconsistent with this Section 6.

(b) Procedures with Respect to Qualified Performance-Based Awards.    Any Qualified Performance-Based Award granted by the Committee to a Covered Employee shall be set forth in writing and shall specify the following:

(i) the Covered Employee to whom the Award is made;

(ii) the Performance Goals applicable to the Performance Year, which shall be specified by the Committee no later than ninety (90) days after the beginning of such Performance Year, but in no event after twenty-five percent (25%) of the applicable Performance Year has elapsed, provided that the outcome is substantially uncertain at the time the Committee establishes such Performance Goals; and

(iii) the amount that may be earned upon attainment of such Performance Goals.

(c) Payment of Qualified Performance-Based Awards.    Except as otherwise permitted under Section 162(m) of the Code, payment of any Qualified Performance-Based Award subject to this Section 6 of the Plan shall be contingent on the attainment of the Performance Goals applicable to such Award. Following the completion of each Performance Year and prior to the payment of such Qualified Performance-Based Award, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Year. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Year. A Covered Employee shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Year only if the Performance Goals for such year are achieved.

(d) Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Award shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan and/or any Award shall be deemed amended to the extent necessary to conform to such requirements.

7. PLAN ADMINISTRATION.

(a) Administration.    The Plan shall be administered by the Committee. The Committee shall have full discretionary authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to determine the Awards and the Performance Measures applicable to each Award, to approve all Awards, to decide the facts in any case arising under the Plan, and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan. In making any determinations under or referred to in the Plan, the Committee shall be entitled to rely on opinions, reports or statements of employees of the Company and of counsel, public accountants, and other professional or expert persons. The Committee’s administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company and its stockholders and all employees, including Participants and their beneficiaries. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

(b) Delegation.    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members, and may delegate all or any part of its responsibilities and powers for administering the Plan to one or more persons as the Committee deems appropriate, and at any time may revoke any such allocation or delegation.

8. AMENDMENT OR TERMINATION OF PLAN.    The Committee may amend (in whole or in part) or terminate the Plan at any time, effective at such date as the Committee may determine. The Company also may amend (in whole or in part) or terminate the Plan at any time effective as of such date as the Company may determine, provided, however, any such amendment of the Plan by the Company is subject to the approval of the Committee.

9. MISCELLANEOUS PROVISIONS.

(a) Awards Not Transferable.    A Participant’s right and interest under the Plan may not be assigned or transferred. Any attempted assignment or transfer shall be null and void and shall extinguish, in the Committee’s sole discretion, the Company’s obligation under the Plan to pay Awards with respect to the Participant.

(b)	Effect of Awards on Other Compensation.

1)	Awards shall not be considered eligible pay under other plans, benefit arrangements or fringe benefit arrangements of the Company, unless otherwise provided under the terms of other plans.

2)	To the extent provided in the applicable benefit plan or benefit arrangement of an Employer, amounts payable as Awards will be reduced in accordance with the Participant’s compensation reduction election, if any, in effect under other plans at the time the Award is paid.

(c) No Employment Rights.    This Plan is not a contract between the Employer and any employee or Participant. Neither the Plan, nor any action taken hereunder, shall be construed as giving to any Participant the right to be retained in the employ of the Employer. Nothing in the Plan shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board or any committee of the Board, to change the duties or the character of employment of any employee or to remove an individual from the employment of the Employer at any time, all of which rights and powers are expressly reserved.

(d) Unfunded Plan.    The Plan shall be unfunded. No Employer shall be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards. Awards shall be paid solely from the general assets of the Participant’s Employer, to the extent the payments are attributable to services for the Employer. To the extent any person acquires a right to receive payments from an Employer under the Plan, the right is no greater than the right of any other unsecured general creditor.

(e) Payment in Shares of Company Common Stock.    Notwithstanding any provision in this Plan to the contrary, the Committee may direct that payment of an Award be made in shares of the Company’s common stock, in lieu of cash, in accordance with any executive stock ownership guidelines adopted by the Committee. Any such Award paid in shares of the Company’s common stock shall be made pursuant to and in accordance with the Kansas City Southern 2008 Stock Option and Performance Award Plan (or any successor plan).

(f)	Applicable Law. The Plan shall be governed by the laws of the State of Missouri and applicable federal law.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 5, 2016.

Vote by Internet • Go to www.envisionreports.com/KSU • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4:

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Lu M. Córdova	☐	☐	☐	02 - Terrence P. Dunn	☐	☐	☐	03 - Antonio O. Garza, Jr.	☐	☐	☐
	04 -David Garza-Santos	☐	☐	☐	05 - Thomas A. McDonnell	☐	☐	☐	06 - David L. Starling	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2015.	☐	☐	☐	3.	Approval of the Kansas City Southern Annual Incentive Plan for purposes of Internal Revenue Code Section 162(m).	☐	☐	☐
4.	Advisory (non-binding) vote approving the 2015 compensation of our named executive officers.	☐	☐	☐

B	The Board of Directors recommends a vote AGAINST Proposal 5:

		For	Against	Abstain
5.	Approval of a stockholder proposal on proxy access with different terms from the Company’s current proxy access provisions.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

c	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2016 Annual Meeting of Stockholders

Thursday, May 5, 2016

3:00 P.M. Central Time

Kansas City Southern

Grand Hall

427 West 12th Street

Kansas City, Missouri

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting:

The Proxy Statement and Annual Report are available at www.edocumentview.com/ksu.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KANSAS CITY SOUTHERN

ANNUAL MEETING OF STOCKHOLDERS — MAY 5, 2016

This proxy is solicited by the Board of Directors.

Robert J. Druten, Antonio O. Garza, Jr. and David L. Starling, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern (“KCS”) entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 5, 2016, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting.

This proxy, when properly executed, will be voted as directed, or if no choice is specified on a returned card, such proxies will vote “For” the nominees named hereon, “For” proposal 2, “For” proposal 3, “For” proposal 4 and “Against” proposal 5.

This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 5, 2016, receipt of which is hereby acknowledged.

(Continued on reverse side)

D	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2., 3 and 4:

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Lu M. Córdova	☐	☐	☐	02 - Terrence P. Dunn	☐	☐	☐	03 - Antonio O. Garza, Jr.	☐	☐	☐
	04 -David Garza-Santos	☐	☐	☐	05 - Thomas A. McDonnell	☐	☐	☐	06 - David L. Starling	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2016.	☐	☐	☐	3.	Approval of the Kansas City Southern Annual Incentive Plan for purposes of Internal Revenue Code Section 162(m).	☐	☐	☐
4.	Advisory (non-binding) vote approving the 2015 compensation of our named executive officers.	☐	☐	☐

B	The Board of Directors recommends a vote AGAINST Proposal 5:

		For	Against	Abstain
5.	Approval of a stockholder proposal on proxy access with different terms from the Company’s current proxy access provisions.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2016 Annual Meeting of Stockholders

Thursday, May 5, 2016

3:00 P.M. Central Time

Kansas City Southern

Grand Hall

427 West 12th Street

Kansas City, Missouri

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting:

The Proxy Statement and Annual Report are available at www.edocumentview.com/ksu.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KANSAS CITY SOUTHERN

ANNUAL MEETING OF STOCKHOLDERS — MAY 5, 2016

This proxy is solicited by the Board of Directors.

Robert J. Druten, Antonio O. Garza, Jr. and David L. Starling, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern (“KCS”) entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 5, 2016, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting.

This proxy, when properly executed, will be voted as directed, or if no choice is specified on a returned card, such proxies will vote “For” the nominees named hereon, “For” proposal 2, “For” proposal 3, “For” proposal 4 and “Against” proposal 5.

This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 5, 2016, receipt of which is hereby acknowledged.

(Continued on reverse side)

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 2, 2016.

Vote by Internet • Go to www.envisionreports.com/KSU • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4:

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Lu M. Córdova	☐	☐	☐	02 - Terrence P. Dunn	☐	☐	☐	03 - Antonio O. Garza, Jr.	☐	☐	☐
	04 -David Garza-Santos	☐	☐	☐	05 - Thomas A. McDonnell	☐	☐	☐	06 - David L. Starling	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of the Audit Committee’s selection of KPMG LLP as our independent registered public accounting firm for 2016.	☐	☐	☐	3.	Approval of the Kansas City Southern Annual Incentive Plan for purposes of Internal Revenue Code Section 162(m).	☐	☐	☐
4.	Advisory (non-binding) vote approving the 2015 compensation of our named executive officers.	☐	☐	☐

B	The Board of Directors recommends a vote AGAINST Proposal 5:

		For	Against	Abstain
5.	Approval of a stockholder proposal on proxy access with different terms from the Company’s current proxy access provisions.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting or any adjournment thereof.

c	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2016 Annual Meeting of Stockholders

Thursday, May 5, 2016

3:00 P.M. Central Time

Kansas City Southern

Grand Hall

427 West 12th Street

Kansas City, Missouri

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting:

The Proxy Statement and Annual Report are available at www.edocumentview.com/ksu.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instruction Card — KANSAS CITY SOUTHERN	+

ANNUAL MEETING OF STOCKHOLDERS — MAY 5, 2016

This voting instruction card is solicited by the Trustee.

I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern (“KCS”) held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 5, 2016, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

This voting instruction card, when properly executed, will be voted as directed, or if no choice is specified, such card will be voted “For” the nominees named hereon, “For” proposal 2, “For” proposal 3, “For” proposal 4 and “Against” proposal 5.

If voting instructions are not received by May 2, 2016, the Trustee will vote such shares in the same proportions as the shares for which voting instructions were received from other plan participants.

CONFIDENTIAL VOTING INSTRUCTIONS TO FIDELITY MANAGEMENT TRUST COMPANY AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.

(Continued on reverse side)

D	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐